         AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007.
                                                             FILE NOS. 033-32569
                                                                       811-04296
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No.                             [ ]

        Post-Effective Amendment No. 33                         [X]

                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

             Amendment No. 48                                   [X]

                        (Check Appropriate Box or Boxes)
                             ---------------------

                          VARIABLE ANNUITY ACCOUNT ONE
                           (Exact Name of Registrant)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            ("AIG SUNAMERICA LIFE")
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code: (800) 871-2000

                           AMERICAN HOME ASSURANCE COMPANY

                               ("AMERICAN HOME")

                              (Name of Guarantor)

                                 70 PINE STREET
                               NEW YORK, NY 10270
             (Address of Guarantor's Principal Offices) (Zip Code)

       Guarantor's Telephone Number, including Area Code: (212) 770-7000

                               MALLARY L. REZNIK, ESQ.
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485



[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485

     Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account One of AIG SunAmerica Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                          VARIABLE ANNUITY ACCOUNT ONE

                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                                              CAPTION
-----------                                                                              -------
1.           Cover Page..................................................  Cover Page
2.           Definitions.................................................  Glossary
3.           Synopsis....................................................  Highlights; Fee Tables; Portfolio
                                                                           Expenses; Examples
4.           Condensed Financial Information.............................  Appendix - Condensed Financial
                                                                           Information
5.           General Description of Registrant, Depositor and Portfolio
             Companies...................................................  The ICAP II Variable Annuity; Other
                                                                           Information
6.           Deductions..................................................  Expenses
7.           General Description of Variable Annuity Contracts...........  The ICAP II Variable Annuity;
                                                                           Purchasing a ICAP II Variable
                                                                           Annuity; Investment Options
8.           Annuity Period..............................................  Income Options
9.           Death Benefit...............................................  Death Benefits
10.          Purchases and Contract Value................................  Purchasing a Variable Annuity
                                                                           Contract
11.          Redemptions.................................................  Access To Your Money
12.          Taxes.......................................................  Taxes
13.          Legal Proceedings...........................................  Legal Proceedings
14.          Table of Contents of Statement of Additional Information....  Table of Contents of Statement of
                                                                           Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

     Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                                               CAPTION
-----------                                                                               -------
15.          Cover Page..................................................  Cover Page
16.          Table of Contents...........................................  Table of Contents
17.          General Information and History.............................  The ICAP II Variable Annuity (P);
                                                                           Separate Account; General Account (P);
                                                                           Investment Options (P);
                                                                           Other Information (P)
18.          Services....................................................  Other Information (P)
19.          Purchase of Securities Being Offered........................  Purchasing a ICAP II Variable Annuity
                                                                           (P)
20.          Underwriters................................................  Distribution of Contracts
21.          Calculation of Performance Data.............................  Performance Data
22.          Annuity Payments............................................  Income Options (P);
                                                                           Income Payments; Annuity Unit Values
23.          Financial Statements........................................  Depositor: Other Information (P);
                                                                           Financial Statements; Registrant:
                                                                           Financial Statements

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                    ICAP II
                                   PROSPECTUS

                                  MAY 1, 2007


               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT ONE

     The annuity has several investment choices -- Variable Portfolios listed below and available fixed account options. The Variable Portfolios invest solely in the Underlying Funds of the Anchor Series Trust:

    - Capital Appreciation Portfolio             - Strategic Multi-Asset Portfolio
    - Growth Portfolio                           - Multi-Asset Portfolio
    - Natural Resources Portfolio                - Government and Quality Bond Portfolio
    - Growth and Income Portfolio                - Money Market Portfolio

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.


     To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2007. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800)445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS

                                                                   PAGE
ITEM                                                               ----
GLOSSARY.........................................................     3
HIGHLIGHTS.......................................................     5
FEE TABLES.......................................................     6
EXAMPLES.........................................................     7
THE ICAP II VARIABLE ANNUITY.....................................     9
DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT................................................     9
     AIG SunAmerica Life.........................................     9
     Separate Account............................................    10
     General Account.............................................    10
     Guarantee of Insurance Obligations..........................    10
VARIABLE PORTFOLIO OPTIONS.......................................    11
     Anchor Series Trust.........................................    11
     Voting Rights...............................................    11
     Substitution, Addition or Deletion of Variable Portfolios...    11
FIXED ACCOUNT OPTION.............................................    12
     Fixed Account Option........................................    12
     Dollar Cost Averaging Fixed Accounts........................    12
     Dollar Cost Averaging Program...............................    13
CONTRACT CHARGES.................................................    14
     Separate Account Charges....................................    14
     Withdrawal Charges..........................................    14
     Underlying Fund Expenses....................................    15
     Contract Maintenance Fee....................................    15
     Transfer Fee................................................    15
     Annuity Charge..............................................    15
     Premium Tax.................................................    15
     Income Taxes................................................    15
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited................................    16
     Free Withdrawal Amount......................................    16
DESCRIPTION OF THE CONTRACTS.....................................    16
     Annuitant...................................................    16
     Modification of the Contract................................    16
     Assignment..................................................    16
     Death Benefit...............................................    17
     Extended Legacy Program and Beneficiary Continuation
      Options....................................................    18
PURCHASES, WITHDRAWALS AND CONTRACT VALUE........................    19
     Purchase Payments...........................................    19
     Allocation of Purchase Payments.............................    19
     Accumulation Units..........................................    20
     Free Look...................................................    20
     Exchange Offers.............................................    21
     Transfers During the Accumulation Phase.....................    21
     Transfer Policies...........................................    21
     Payments in Connection with Distribution of the Contract....    23
     Withdrawals.................................................    24
     Systematic Withdrawal Program...............................    25
     Minimum Contract Value......................................    25
INCOME PHASE.....................................................    25
     Annuity Date................................................    25
     Income Options..............................................    26
     Allocation of Annuity Payments..............................    26
     Fixed or Variable Income Payments...........................    27
     Transfers During the Income Phase...........................    27
     Deferment of Payments.......................................    27

                                                                   PAGE
ITEM                                                               ----
ADMINISTRATION...................................................    27
TAXES............................................................    28
     Annuity Contracts in General................................    28
     Tax Treatment of Distributions -- Non-Qualified Contracts...    29
     Tax Treatment of Distributions -- Qualified Contracts.......    29
     Minimum Distributions.......................................    30
     Tax Treatment of Death Benefits.............................    31
     Contracts Owned by a Trust or Corporation...................    31
     Gifts, Pledges and/or Assignments of a Contract.............    31
     Diversification and Investor Control........................    32
LEGAL PROCEEDINGS................................................    32
FINANCIAL STATEMENTS.............................................    33
REGISTRATION STATEMENTS..........................................    34
TABLE OF CONTENTS OF ADDITIONAL INFORMATION......................    35
APPENDIX A -- CONDENSED FINANCIAL INFORMATION....................   A-1

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                                    GLOSSARY
--------------------------------------------------------------------------------

     We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNITS -- A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT -- The person on whose life we base income payments.

ANNUITY DATE -- The date on which you select income payments to begin.

ANNUITY UNITS -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY -- Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE -- Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT -- An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE -- The period during which we make income payments to you.

MARKET CLOSE -- The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE -- New York Stock Exchange

OWNER -- The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS -- The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) -- A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT -- A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUST -- Refers to the Anchor Series Trust.


UNDERLYING FUNDS -- The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

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                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     The ICAP II Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

     FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see FREE LOOK in the prospectus.

     EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for five complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE AND CONTRACT CHARGES in the prospectus.

     ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see WITHDRAWALS and TAXES in the prospectus.

     DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

     INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from three different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

     INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION.


         PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE
                              RISKS OF INVESTING.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

                       MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE   5%
  PAYMENT)(1)...............................................

TRANSFER FEE...................  $25 per transfer after the first 15 transfers in any contract year.

     THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE....................................  $30

                        SEPARATE ACCOUNT ANNUAL EXPENSES
    (DEDUCTED FROM THE AVERAGE DAILY ENDING NET ASSET VALUE ALLOCATED TO THE
                              VARIABLE PORTFOLIO)

Mortality and Expense Risk Charge...........................  1.25%
Distribution Expense Charge.................................  0.15%
                                                              -----
       TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES...............  1.40%
                                                              =====

    THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                            UNDERLYING FUND EXPENSES


         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
As of December 31, 2006
(expenses that are deducted from underlying portfolios of
the Trust, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.60%     1.28%


FOOTNOTES TO THE FEE TABLES:
---------------
(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 5 years as follows:

YEARS:....................................................   1     2     3     4     5    6+
                                                            5%    4%    3%    2%    1%    0%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

     These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and Underlying Fund expenses.

     The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.28%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $776    $1,147    $1,545     $3,061
-------------------------------------
-------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $276      $847    $1,445     $3,061
-------------------------------------
-------------------------------------


(3) If you do not surrender your contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $276      $847    $1,445     $3,061
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $708      $943    $1,203     $2,379
-------------------------------------
-------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $208     $643     $1,103     $2,379
-------------------------------------
-------------------------------------


(3) If you do not surrender your contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $208     $643     $1,103     $2,379
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

    1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees at the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the administration fee may differ from this percentage. Additional information on the Underlying Fund fees can be found in the accompanying Trust prospectus.

    2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
       EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                    CONDENSED FINANCIAL INFORMATION APPEARS

      IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                          THE ICAP II VARIABLE ANNUITY
--------------------------------------------------------------------------------

     When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

     This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

     The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

     The Fixed Account options, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to the Fixed Account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account options in which you invest.

     For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

     This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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            DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

     The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


     Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.


SEPARATE ACCOUNT

     The Company established the Separate Account, Variable Annuity Account One, under Arizona law on January 18, 1990 when it assumed the Separate Account, originally established under California law on November 30, 1989. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

     The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

GENERAL ACCOUNT


     Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



     The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. See the Statement of Additional Information for more information regarding these arrangements.



GUARANTEE OF INSURANCE OBLIGATIONS



     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.



     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The Variable Portfolios invest in the Underlying Funds of the Trust. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

     The Trust serves as the underlying investment vehicle for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trust believe that offering shares of the Trust in this manner disadvantages you. The Trust is monitored for potential conflicts. The Trust may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.


     The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.



     We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We have included the Anchor Series Trust at least in part because they are managed by AIG SunAmerica Asset Management Corp., which is wholly-owned by the Company.



     You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.



     We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below:


ANCHOR SERIES TRUST -- CLASS 1

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

        EQUITY PORTFOLIOS                              FIXED INCOME PORTFOLIOS
        - CAPITAL APPRECIATION PORTFOLIO               - GOVERNMENT AND QUALITY BOND
        - GROWTH PORTFOLIO                               PORTFOLIO
        - NATURAL RESOURCES PORTFOLIO                  - MONEY MARKET PORTFOLIO
        - GROWTH AND INCOME PORTFOLIO
        ASSET ALLOCATION PORTFOLIOS
        - STRATEGIC MULTI-ASSET PORTFOLIO
        - MULTI-ASSET PORTFOLIO

     YOU SHOULD READ THE PROSPECTUS FOR THE ACCOMPANYING TRUST CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

     The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

     We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.
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                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

FIXED ACCOUNT

     Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

     We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

     There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

     When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT

YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

     If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

     All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Account options.

DOLLAR COST AVERAGING FIXED ACCOUNTS

     You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

     DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

     The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

     If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

     We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

     You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

-----------------------------------------------------
                 ACCUMULATION            UNITS
   MONTH             UNIT              PURCHASED
-----------------------------------------------------
     1              $ 7.50                100
     2              $ 5.00                150
     3              $10.00                 75
     4              $ 7.50                100
     5              $ 5.00                150
     6              $ 7.50                100
-----------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

     WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME.

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                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.


     We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the Contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the Contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT CHARGES

     The Company deducts a mortality and expense risk charge in the amount of 1.40% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

     Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

     If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, BELOW.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of Purchase Payments you take out of the contract which are still subject to the withdrawal charge and not previously withdrawn. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------
                YEAR                     1         2         3         4         5         6
------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE                     5%        4%        3%        2%        1%        0%
------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, BELOW.

UNDERLYING FUND EXPENSES

  INVESTMENT MANAGEMENT FEES

     The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.


CONTRACT MAINTENANCE FEE


     During the Accumulation Phase, we subtract a $30 contract maintenance fee from your account, on a pro-rata basis, once per contract year. This charge compensates us for the cost of contract administration. If your contract was issued prior to September 1, 1987, we deduct this fee from your contract on December 31 of each year. In addition, we will waive the fee during the year in which you fully surrender your contract. If your contract was issued on or after September 1, 1987, we deduct the fee on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE, BELOW.

ANNUITY CHARGE

     If you elect to have your income payments made under income option 1, Life Annuity with 10 or 20 Years Guaranteed, or income option 2, Joint and Survivor Life Annuity, we do not assess an annuity charge. If you elect income option 3, Income for a Specified Period, and if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. This annuity charge equals the withdrawal charge that would apply if your contract was being surrendered. If income option 3 is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.

PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to the greater of 10% of the aggregate Purchase Payments less prior withdrawals or Purchase Payments in the contract for longer than five years minus prior withdrawals. Alternatively, certain Owners of Non-Qualified Contracts and Contracts issued in connection with IRAs may choose to withdraw via the Systematic Withdrawal Program amounts which in the aggregate add up to 10% of their initial Purchase Payments annually, without charge. The Systematic Withdrawal Program is available under such Contracts which were issued on and after April 1, 1989. To participate in the Systematic Withdrawal Program, Owners must complete an enrollment form (which describes the program) and send it to the Company, c/o its Administrative Service Center. Depending on fluctuations in the net asset value of the Variable Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. (See "Purchases and Contract Value -- Systematic Withdrawal Program").

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                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     The death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions), compounded at a 5% annual growth rate; or

     3. after your fifth contract year, your contract value on the last contract anniversary plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, BELOW.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract.

     If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

     A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

     The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

  OTHER BENEFICIARY CONTINUATION OPTIONS

     Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

     Please consult your tax advisor regarding tax implications and your particular circumstances.

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                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, BELOW.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                 $100                   $100
--------------------------------------------------------------------
    Non-Qualified              $1,000                  $500
--------------------------------------------------------------------

     We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval.

     Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payment of as little as $25.00.

     In addition, we may not issue a contract to anyone over age 80. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.

     We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

ALLOCATION OF PURCHASE PAYMENTS

     In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

     Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

     Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to you allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the following address:


AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330



Purchase payments sent to the Annuity Service Center will be forwarded to the address above.



Overnight deliveries of Purchase Payments can only be accepted at the following address:


JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.


ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

FREE LOOK


     You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.


     If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

     With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

     From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

TRANSFERS DURING THE ACCUMULATION PHASE

     Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

     Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES


     We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



     We have adopted the following administrative procedures to discourage Short-Term Trading.



     We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



     In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers within a rolling twelve-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer. For example, if you made a transfer on August 16, 2007 and within the previous twelve months (from August 17, 2006 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2007 must be submitted by U.S. Mail (from August 17, 2007 through August 16, 2008). U.S. Mail includes any U.S. Postal Service delivery method that offers delivery no sooner than U.S. Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests submitted by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.



     We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make;
(2) impose minimum holding periods; (3) reject any premium payment or transfer request; and/or (4) terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept preauthorized transfer forms.



     Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;



     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or



     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.



     Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short- Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

     The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.



     Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



     WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



     For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.



UNDERLYING FUND FREQUENT TRADING POLICIES



     Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/ Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures. While the Underlying Funds have their own policies and procedures that we may be obligated to enforce, you should assume that any protection you may have against potential harm from Short-Term trading is the protection provided by our Transfer Policies described above.



     Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.



     It is likely that most of the Underlying Funds' investments outside of this contract are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund, as well as the intermediaries (including the Separate Account and the Variable Portfolios), invested in the such Underlying Fund. Further, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in activities that violate an Underlying Fund's short-term trading policies, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



  PAYMENTS WE MAKE



     We make payments in connection with the distribution of the contracts that generally fall into the three categories below.



     COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and the Distributor. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.0% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum percentage of contract value annually. The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program.



     ADDITIONAL CASH COMPENSATION. We may pay selling firms support fees in the form of additional cash compensation. These payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the selling firm's registered representatives about our products, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that selling firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from the fees and charges collected under the contract.



     NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and NASD rules.



     Commissions and other support fees may influence the way that a selling firm and its registered representatives market the contract and service customers who purchase the contract, and may influence the selling firm and its registered representatives to present this contract over others available in the market place. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST.


     AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

  PAYMENTS WE RECEIVE


     We may directly or indirectly receive payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. We generally receive two kinds of payments.



     ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from the Trust. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trust, bear the costs of these investment management fees. Such amounts are paid pursuant to a profit sharing agreement with AIG SAAMCo, the investment adviser and our wholly-owned subsidiary and are not expected to exceed 0.50% annually based on assets under management.



     OTHER PAYMENTS. Certain subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for training to support sales of the Underlying Funds in the contract. These amounts may provide such subadvisers access to national and regional sales conferences attended by our employees and registered representatives. In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with the subadvisers' marketing efforts. As a result of these payments, the subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.


WITHDRAWALS

     You can access money in your contract by making a partial withdrawal and/or by receiving income payments during the Income Phase. See INCOME OPTIONS below. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

     Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.

     Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

     Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

     To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

     The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

     When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may systematically withdraw up to 10% of your total Purchase Payments each contract year. There must be at least $500 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. AIG SunAmerica Life reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

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                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after the first full month of your contract. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 3 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before the Annuitant's 85th birthday. If you named joint Annuitants on your contract, the income payments may not be later than the first day of the month following the 85th birthday of the younger Annuitant. If you do not choose an Annuity

Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, BELOW.)

INCOME OPTIONS

     Currently, this contract offers three income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made monthly and in accordance with Option 1 for a period of 10 years.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option provides income payments for the longer of (1) the life of the Annuitant or (2) 10 or 20 years, depending on the number of years you select. Under this option, we guarantee that income payments will be made for at least 10 or 20 years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption will be the discounted present value of any remaining guaranteed payments.

     Under this option, if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. (SEE CONTRACT CHARGES, ANNUITY CHARGE, BELOW). This annuity charge equals the withdrawal charge that would apply to those purchase payments if your contract was being surrendered. If this option is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 3 does not contain an element of mortality risk, no benefit is derived from this charge.

     Please read the SAI for a more detailed discussion of the income options.

ALLOCATION OF ANNUITY PAYMENTS

     You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

     Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and if your money is only in the fixed account at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable unless otherwise elected.

     You may send us a written request to convert variable income payments to fixed income payments. However, you may not convert fixed income payments to variable income payments.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity Date depending on four factors:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, you may transfer funds to the fixed account and/or among the Variable Portfolios. Transfers during the Income Phase are subject to the following limitations:

     (1) You may not transfer funds to a Variable Portfolio during the first year your contract is in the Income Phase. After the first year, you may only make one transfer per Variable Portfolio during each contract year.

     (2) When you make a transfer, you must transfer the entire value of a Variable Portfolio.

     (3) Your transfer request must be in writing. We must receive your transfer request during the 45 days preceding your contract anniversary. Amounts are transferred at the next Annuity Unit value calculation date.

     (4) You may not transfer funds from the fixed account option. However, amounts may be transferred from the Variable Portfolios to the fixed account option.

     (5) We reserve the right to modify, suspend or terminate this transfer privilege at any time.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

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                                 ADMINISTRATION
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     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL


     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



     If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.



AGGREGATION OF CONTRACTS



     All Non-Qualified Contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



     If you make partial or total withdrawals from a Non-qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:



     - after attaining age 59 1/2;



     - when paid to your beneficiary after you die;



     - after you become disabled (as defined in the IRC);



     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;



     - under an immediate annuity contract;



     - which are attributable to Purchase Payments made prior to August 14, 1982.


TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

     The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:



     - after attainment of age 59 1/2;



     - when paid to your beneficiary after you die;



     - after you become disabled (as defined in the IRC);



     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;



     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);



     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);



     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;



     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)



     - for payment of health insurance if you are unemployed and meet certain requirements



     - distributions from IRAs for higher education expenses



     - distributions from IRAs for first home purchases



     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.



     The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



     Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



     If you are purchasing the Contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the Contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the Contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the Contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.


MINIMUM DISTRIBUTIONS


     Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



     You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



     Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



     You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



     The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



     If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


     A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


     If you transfer ownership of your Non-qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.



     The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL


     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



     The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



     These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


     Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.



     On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.



     There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


AIG SUPPORT AGREEMENT



     AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.



WHERE YOU CAN FIND MORE INFORMATION



     The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.



     The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of AIG for the fiscal year ended December 31, 2006 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



     AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549



CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604



NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281


--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------


     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------

                  TABLE OF CONTENTS OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SEPARATE ACCOUNT............................................     2
AMERICAN HOME ASSURANCE COMPANY.............................     2
GENERAL ACCOUNT.............................................     3
SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG...............     3
PERFORMANCE DATA............................................     3
INCOME PAYMENTS.............................................     5
  Annuity Unit Value........................................     5
  Amount of Income Payments.................................     5
  Subsequent Monthly Income Payments........................     5
TAXES.......................................................     6
DISTRIBUTION OF CONTRACTS...................................    14
FINANCIAL STATEMENTS........................................    14

                                 APPENDIX A --

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                  FISCAL      FISCAL      FISCAL      FISCAL      FISCAL
                                   YEAR        YEAR        YEAR        YEAR        YEAR      FISCAL YEAR   FISCAL YEAR
                                   ENDED       ENDED       ENDED       ENDED       ENDED        ENDED         ENDED
                                 ---------   ---------   ---------   ---------   ---------   -----------   -----------
   SEPARATE ACCOUNT DIVISION     12/31/97    12/31/98    12/31/99    12/31/00    12/31/01     12/31/02      12/31/03
   -------------------------     ---------   ---------   ---------   ---------   ---------   -----------   -----------
Capital Appreciation
(Inception Date - 3/23/87)
  Beginning AUV................   $35.39      $43.78      $52.75      $87.36      $79.693    $   68.689    $   52.383
  End AUV......................   $43.78      $52.75      $87.36      $79.69      $68.689    $   52.383    $   68.314
  Ending Number of AUs (000)...    3,633       3,007       2,495       2,159        1,819     1,518,322     1,410,853
Government & Quality Bond
(Inception Date - 9/5/84)
  Beginning AUV................   $26.99      $29.16      $31.37      $30.44      $33.417    $   35.240    $   37.983
  End AUV......................   $29.16      $31.37      $30.44      $33.42      $35.240    $   37.983    $   38.399
  Ending Number of AUs (000)...    2,546       2,052       2,312       1,740        1,666     1,616,580     1,320,128
Growth
(Inception Date - 9/5/84)
  Beginning AUV................   $42.03      $54.05      $68.72      $86.02      $83.937    $   71.938    $   55.218
  End AUV......................   $54.05      $68.72      $86.02      $83.94      $71.938    $   55.218    $   70.743
  Ending Number of AUs (000)...    3,847       3,391       2,780       2,395        2,365     2,026,138     1,866,128
Growth and Income
(Inception Date - 3/23/87)
  Beginning AUV................   $22.69      $28.81      $36.98      $42.26      $38.878    $   33.956    $   25.360
  End AUV......................   $28.81      $36.98      $42.26      $38.88      $33.956    $   25.360    $   31.556
  Ending Number of AUs (000)...    1,439       1,329       1,106         912          814       703,883       680,992
High Yield*
  Beginning AUV................   $23.17      $25.42      $23.95      $24.97          N/A           N/A           N/A
  End AUV......................   $25.42      $23.95      $24.97      $22.16          N/A           N/A           N/A
  Ending Number of AUs (000)...    1,504       1,036         776         599          N/A           N/A           N/A
Money Market
(Inception Date - 12/31/84)
  Beginning AUV................   $17.36      $18.00      $18.66      $19.28      $20.138    $   20.581    $   20.516
  End AUV......................   $18.00      $18.66      $19.28      $20.14      $20.581    $   20.516    $   20.294
  Ending Number of AUs (000)...    3,755       3,367       3,131       2,973        1,591     1,136,720       872,401
Multi-Asset
(Inception Date - 3/23/87)
  Beginning AUV................   $22.67      $27.09      $33.24      $36.87      $36.135    $   34.112    $   29.243
  End AUV......................   $27.09      $33.24      $36.87      $36.13      $34.112        29.243    $   33.712
  Ending Number of AUs (000)...    4,627       3,837       3,173       2,729        2,374     2,041,766     1,801,693
Natural Resources
(Inception Date - 1/4/88)
  Beginning AUV................   $19.61      $17.68      $14.41      $20.11      $23.691    $   23.109    $   24.697
  End AUV......................   $17.68      $14.41      $20.11      $23.69      $23.109    $   24.697    $   35.974
  Ending Number of AUs (000)...      600         430         329         308          279       300,630       271,802
Strategic Multi-Asset
(Inception Date - 3/23/87)
  Beginning AUV................   $20.78      $23.43      $26.63      $33.63      $31.294    $   28.585    $   24.706
  End AUV......................   $23.43      $26.63      $33.63      $31.29      $28.585    $   24.706    $   31.488
  Ending Number of AUs (000)...    2,123       1,727       2,230       1,864        1,619     1,408,384     1,297,298

                                                 FISCAL       FISCAL
                                 FISCAL YEAR      YEAR         YEAR
                                    ENDED        ENDED        ENDED
                                 -----------   ----------   ----------
   SEPARATE ACCOUNT DIVISION      12/31/04      12/31/05     12/31/06
   -------------------------     -----------   ----------   ----------
Capital Appreciation
(Inception Date - 3/23/87)
  Beginning AUV................  $   68.314    $   73.501   $   80.920
  End AUV......................  $   73.501    $   80.920   $   88.909
  Ending Number of AUs (000)...   1,177,139       979,335      858,886
Government & Quality Bond
(Inception Date - 9/5/84)
  Beginning AUV................  $   38.399    $   39.155   $   39.630
  End AUV......................  $   39.155    $   39.630   $   40.369
  Ending Number of AUs (000)...   1,114,432       931,893      793,638
Growth
(Inception Date - 9/5/84)
  Beginning AUV................  $   70.743    $   77.330   $   81.687
  End AUV......................  $   77.330    $   81.687   $   91.253
  Ending Number of AUs (000)...   1,638,685     1,430,911    1,236,627
Growth and Income
(Inception Date - 3/23/87)
  Beginning AUV................  $   31.556    $   33.025   $   34.141
  End AUV......................  $   33.025    $   34.141   $   37.427
  Ending Number of AUs (000)...     578,981       506,166      446,412
High Yield*
  Beginning AUV................         N/A           N/A          N/A
  End AUV......................         N/A           N/A          N/A
  Ending Number of AUs (000)...         N/A           N/A          N/A
Money Market
(Inception Date - 12/31/84)
  Beginning AUV................  $   20.294    $   20.079   $   20.247
  End AUV......................  $   20.079    $   20.247   $   20.789
  Ending Number of AUs (000)...     757,922       631,527      596,146
Multi-Asset
(Inception Date - 3/23/87)
  Beginning AUV................  $   33.712    $   34.793   $   35.634
  End AUV......................  $   34.793    $   35.634   $   37.864
  Ending Number of AUs (000)...   1,561,606     1,325,894    1,150,010
Natural Resources
(Inception Date - 1/4/88)
  Beginning AUV................  $   35.974    $   44.360   $   63.917
  End AUV......................  $   44.360    $   63.917   $   78.742
  Ending Number of AUs (000)...     283,334       294,608      245,441
Strategic Multi-Asset
(Inception Date - 3/23/87)
  Beginning AUV................  $   31.488    $   34.521   $   37.121
  End AUV......................  $   34.521    $   37.121   $   40.789
  Ending Number of AUs (000)...   1,153,007     1,028,535      935,744


------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.

* The High Yield Variable Portfolio was closed on December 21, 2001.

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP II Variable Annuity Contracts issued by AIG SunAmerica Life Assurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date:                       Signed:
  -------------------       --------------------------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


             INDIVIDUAL FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT ONE

                            ICAP II VARIABLE ANNUITY











This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2007, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:



                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                  May 1, 2007

                                TABLE OF CONTENTS



                                                                               Page
                                                                               ----
Item

Separate Account..............................................................   2

American Home Assurance Company...............................................   2

General Account...............................................................   3

Support Agreement Between the Company and AIG.................................   3

Performance Data..............................................................   3

Income Payments...............................................................   5

Taxes.........................................................................   6

Distribution of Contracts ....................................................  14

Financial Statements .........................................................  14

                                SEPARATE ACCOUNT


         Variable Annuity Account One (the "Separate Account") was originally established by IR Life pursuant to Iowa insurance law on January 21, 1985. In fulfillment of the reinsurance agreement, the Separate Account was assumed intact by Anchor National Life Insurance Company ("Anchor National") on January 18, 1990 and reestablished under California insurance laws. In connection with the redomestication of Anchor National, the establishment of the Separate Account was ratified by the Company under Arizona insurance laws. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.



         On September 24, 1990, Variable Annuity Account One(c) ("Separate Account(c)") was merged with and into the Separate Account. The Separate Account(c) was a Separate Account originally established by The Capitol Life Insurance Company, a subsidiary of IRI, pursuant to Colorado insurance law on September 23, 1986, and used to fund variable annuity contracts ("Capitol contracts") that are in all material respects identical to the contracts. The Capitol contracts were reinsured to IR Life and, on January 18, 1990, reinsured to us. As a result of the merger, the reinsured Capitol contracts are now funded through the Separate Account. As is the case with the contracts, the reinsured Capitol contracts were (and continue to be) ultimately funded by the Variable Portfolios of the Trust and by the general account of Anchor National. The merger did not affect any of the rights and obligations of the reinsured Capitol contract owners and Anchor National under the reinsured Capitol contracts or those of contract owners and Anchor National under the contracts. The merger did not affect those owners' contract values.


         Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company. This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).



                         AMERICAN HOME ASSURANCE COMPANY

         All references in this SAI to American Home Assurance Company ("American Home") apply to contracts with a date of issue of December 29, 2006 or earlier. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc ("AIG").

                                GENERAL ACCOUNT

         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                 SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG


         The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.





                                PERFORMANCE DATA

         Performance data for the various Divisions of the Separate Account are determined in the manner described below.

Money Market Division


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV-SV-CMF)/(SV)

         where:

         SV =      value of one Accumulation Unit at the start of a 7 day period

         EV =      value of one Accumulation Unit at the end of the 7 day period

         CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred, during such 7 day period. The Contract Maintenance Fee is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Fee allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                   Current Yield = (Base Period Return) x (365/7)

         The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                   Effective Yield = [(Base Period Return + 1)365/7 - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal or Annuity Charges.

         The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Divisions

         Divisions of the Separate Account including the Money Market Division compute their performance data as "total return."


         Total return for a Division represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Division made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                  P(1+T)n = ERV

         where:

                   P =     a hypothetical initial payment of $1000
                   T =     average annual total return
                   n =     number of years


           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

         The total return figures given reflect the effects of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Division, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two figures given in the table above for each Division and time period. Because the impact of Contract Maintenance Fees on a particular Contract Owner's account would generally have differed from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Money Market Division yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

Annuity Unit Value

         The value of an Annuity Unit is determined independently for each Separate Account Division.

         For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

         The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of 1.40% per annum.

Amount of Income Payments

         The initial income payment is determined by applying the Contract Value, less any premium tax, and less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.



                               ADJUSTED AGE TABLE

                          Adjustment                                        Adjustment
   Calendar               to Actual                Calendar                  to Actual
Year of Birth                Age                 Year of Birth                  Age
-------------             ----------             -------------              ----------
1899-1905                    +6                    1946-1951                    -1
1906-1911                    +5                    1952-1958                    -2
1912-1918                    +4                    1959-1965                    -3
1919-1925                    +3                    1966-1972                    -4
1926-1932                    +2                    1973-1979                    -5
1933-1938                    +1                    1980-1985                    -6
1939-1945                     0                    1986-1992                    -7

         The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first income payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.



Subsequent Monthly Payments

         The amount of the second and subsequent income payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each income payment is due. The dollar amount of the first income payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.


                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of Qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

o  after attainment of age 59 1/2;

o  when paid to your beneficiary after you die;

o  after you become disabled (as defined in the IRC) ;

o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

o  dividends paid with respect to stock of a corporation described in IRC
   Section 404(k);

o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

o for payment of health insurance if you are unemployed and meet certain requirements

o  distributions from IRAs for higher education expenses

o  distributions from IRAs for first home purchases

o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section.

Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into a Beneficiary IRA. A Beneficiary IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Beneficiary IRA in a direct "trustee-to-trustee" transfer. Beneficiary IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or in the case of a 403(b) plan or program, to another contract or account of the same plan type or from a Qualified Plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2007 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2007 may not exceed the lesser of $45,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $83,000, your contribution may be fully deductible; if your income is between $83,000 and $93,000, your contribution may be partially deductible and if your income is $93,000 or more, your contribution may not be deductible. If you are single and your income is less than $52,000, your contribution may be fully deductible; if your income is between $93,000 and $103,000, your contribution may be partially deductible and if your income is $103,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $166,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                            DISTRIBUTION OF CONTRACTS
                            -------------------------

     The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS
                              --------------------


The following financial statements of Variable Annuity Account One are included in this Statement of Additional Information:
        -  Report of Independent Registered Public Accounting Firm
        -  Statement of Assets and Liabilities as of December 31, 2006
        -  Schedule of Portfolio Investments as of December 31, 2006
        -  Statement of Operations for the year ended December 31, 2006
        - Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005
        -  Notes to the Financial Statements

The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included in this Statement of Additional Information:
        -  Report of Independent Registered Public Accounting Firm
        -  Consolidated Balance Sheet as of December 31, 2006 and 2005
        - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004
        - Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004
        -  Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:
        -  Report of Independent Auditors
        - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2006 and 2005
        - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2006 and 2005
        -  Statements of Cash Flow for the years ended December 31, 2006 and
           2005
        -  Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee relating to contracts with a date of issue of December 29, 2006 or earlier.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above are included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2006 AND 2005

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY


                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005



                                    CONTENTS


Report of Independent Registered Public Accounting Firm .............................       1
Statement of Assets and Liabilities, December 31, 2006...............................       2
Schedule of Portfolio Investments, December 31, 2006.................................       4
Statement of Operations, for the year ended December 31, 2006........................       5
Statement of Changes in Net Assets, for the year ended December 31, 2006.............       7
Statement of Changes in Net Assets, for the year ended December 31, 2005.............       9
Notes to Financial Statements  ......................................................      11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account One


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account One, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at December 31, 2006, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2007

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006


                                                       Capital                       Natural    Growth and      Strategic
                                                  Appreciation        Growth       Resources        Income    Multi-Asset
                                                     Portfolio     Portfolio       Portfolio     Portfolio      Portfolio
                                                     (Class 1)     (Class 1)       (Class 1)     (Class 1)      (Class 1)
                                                 ------------------------------------------------------------------------
Assets:
 Investments in shares of Anchor Series Trust,
 at net asset value                              $ 76,363,123   $112,846,100   $ 19,326,368   $ 16,707,679   $ 38,166,853
                                                 ------------------------------------------------------------------------
Liabilities:                                                0              0              0              0              0
                                                 ------------------------------------------------------------------------
Net assets:                                      $ 76,363,123   $112,846,100   $ 19,326,368   $ 16,707,679   $ 38,166,853
                                                 ========================================================================

 Accumulation units                                75,157,576    111,174,157     19,072,346     16,520,085     37,761,457
 Contracts in payout (annuitization) period         1,205,547      1,671,943        254,022        187,594        405,396
                                                 ------------------------------------------------------------------------
      Total net assets                           $ 76,363,123   $112,846,100   $ 19,326,368   $ 16,707,679   $ 38,166,853
                                                 ========================================================================
Accumulation units outstanding                        858,886      1,236,627        245,441        446,412        935,744
                                                 ========================================================================
Unit value of accumulation units                 $      88.91   $      91.25   $      78.74   $      37.43   $      40.79
                                                 ========================================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006
                                   (Continued)

                                                                  Government and
                                                    Multi-Asset     Quality Bond    Money Market
                                                      Portfolio        Portfolio       Portfolio
                                                      (Class 1)        (Class 1)       (Class 1)
                                                    -------------------------------------------
Assets:
  Investments in shares of Anchor Series Trust,
  at net asset value                                $43,544,466     $32,038,666     $12,393,114
                                                    -------------------------------------------
Liabilities:                                                  0               0               0
                                                    -------------------------------------------
Net assets:                                         $43,544,466     $32,038,666     $12,393,114
                                                    ===========================================

  Accumulation units                                 42,585,079      30,872,011      11,586,318
  Contracts in payout (annuitization) period            959,387       1,166,655         806,796
                                                    -------------------------------------------
       Total net assets                             $43,544,466     $32,038,666     $12,393,114
                                                    ===========================================
Accumulation units outstanding                        1,150,010         793,638         596,146
                                                    ===========================================
Unit value of accumulation units                    $     37.86     $     40.37     $     20.79
                                                    ===========================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2006

                                                                            Net Asset Value          Net Asset
Variable Accounts                                                  Shares         Per Share              Value               Cost
---------------------------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
        Capital Appreciation Portfolio (Class 1)                1,869,875            $40.84       $ 76,363,123       $ 61,087,709
        Growth Portfolio (Class 1)                              3,922,394             28.77        112,846,100         98,576,661
        Natural Resources Portfolio (Class 1)                     366,566             52.72         19,326,368         11,611,517
        Growth and Income Portfolio (Class 1)                   1,514,735             11.03         16,707,679         19,743,570
        Strategic Multi-Asset Portfolio (Class 1)               4,034,567              9.46         38,166,853         37,730,716
        Multi-Asset Portfolio (Class 1)                         5,915,968              7.36         43,544,466         58,001,268
        Government and Quality Bond Portfolio (Class 1)         2,177,690             14.71         32,038,666         31,590,732
        Money Market Portfolio (Class 1)                       12,393,114              1.00         12,393,114         12,393,114


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006


                                                      Capital                         Natural      Growth and      Strategic
                                                 Appreciation          Growth       Resources          Income    Multi-Asset
                                                    Portfolio       Portfolio       Portfolio       Portfolio      Portfolio
                                                    (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                                ----------------------------------------------------------------------------
Investment income:
   Dividends                                    $    109,238    $    688,296    $    123,442    $     86,524    $    573,442
                                                ----------------------------------------------------------------------------
Expenses:
 Charges for distribution, mortality and
  expense risk                                    (1,073,284)     (1,590,395)       (281,292)       (231,830)       (530,231)
                                                ----------------------------------------------------------------------------
Net investment income (loss)                        (964,046)       (902,099)       (157,850)       (145,306)         43,211
                                                ----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
  Proceeds from shares sold                       13,855,672      18,472,990       8,285,422       2,964,479       4,877,315
  Cost of shares sold                            (11,810,645)    (16,182,690)     (5,144,931)     (3,541,138)     (5,076,920)
                                                ----------------------------------------------------------------------------
Net realized gains (losses) from securities
transactions                                       2,045,027       2,290,300       3,140,491        (576,659)       (199,605)
Realized gain distributions                          166,195      10,158,579         510,243       1,663,654         204,779
                                                ----------------------------------------------------------------------------
Net realized gains                                 2,211,222      12,448,879       3,650,734       1,086,995           5,174
                                                ----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments:
  Beginning of period                              9,260,623      13,318,482       7,336,659      (3,602,538)     (3,079,626)
  End of period                                   15,275,414      14,269,439       7,714,851      (3,035,891)        436,137
                                                ----------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investments                    6,014,791         950,957         378,192         566,647       3,515,763
                                                ----------------------------------------------------------------------------
Increase in net assets from operations          $  7,261,967    $ 12,497,737    $  3,871,076    $  1,508,336    $  3,564,148
                                                ============================================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006
                                   (Continued)

                                                                                                 Government and
                                                                               Multi-Asset         Quality Bond        Money Market
                                                                                 Portfolio            Portfolio           Portfolio
                                                                                 (Class 1)            (Class 1)           (Class 1)
                                                                             ------------------------------------------------------
Investment income:
   Dividends                                                                 $    735,299         $  1,222,037         $    526,573
                                                                             ------------------------------------------------------
Expenses:
   Charges for distribution, mortality and expense risk                          (627,537)            (479,002)            (182,224)
                                                                             ------------------------------------------------------
Net investment income (loss)                                                      107,762              743,035              344,349
                                                                             ------------------------------------------------------
Net realized gains (losses) from securities transactions:
   Proceeds from shares sold                                                    7,227,614            6,724,209            7,011,619
   Cost of shares sold                                                         (9,615,881)          (6,630,322)          (7,011,619)
                                                                             ------------------------------------------------------
Net realized gains (losses) from securities transactions                       (2,388,267)              93,887                    0
Realized gain distributions                                                     3,799,982                    0                    0
                                                                             ------------------------------------------------------
Net realized gains                                                              1,411,715               93,887                    0
                                                                             ------------------------------------------------------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                                        (15,592,462)             703,024                    0
   End of period                                                              (14,456,802)             447,934                    0
                                                                             ------------------------------------------------------
Change in net unrealized appreciation (depreciation)
    of investments                                                              1,135,660             (255,090)                   0
                                                                             ------------------------------------------------------
Increase in net assets from operations                                       $  2,655,137         $    581,832         $    344,349
                                                                             ======================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006

                                                         Capital                           Natural       Growth and       Strategic
                                                    Appreciation           Growth        Resources           Income     Multi-Asset
                                                       Portfolio        Portfolio        Portfolio        Portfolio       Portfolio
                                                       (Class 1)        (Class 1)        (Class 1)        (Class 1)       (Class 1)
                                                  ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                   $    (964,046)   $    (902,099)   $    (157,850)   $    (145,306)   $      43,211
   Net realized gains                                 2,211,222       12,448,879        3,650,734        1,086,995            5,174
   Change in net unrealized appreciation
       (depreciation) of investments                  6,014,791          950,957          378,192          566,647        3,515,763
                                                  ---------------------------------------------------------------------------------
       Increase in net assets from operations         7,261,967       12,497,737        3,871,076        1,508,336        3,564,148
                                                  ---------------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         730,706          631,218          191,256          138,764          315,813
   Cost of units redeemed                           (10,904,211)     (15,952,938)      (2,172,452)      (2,658,235)      (4,087,550)
   Net transfers                                         74,726       (1,135,364)      (1,383,023)         450,454          226,053
   Contract maintenance charge                          (48,240)         (81,970)         (10,769)         (13,077)         (30,569)
                                                  ---------------------------------------------------------------------------------
   Decrease in net assets
      from capital transactions                     (10,147,019)     (16,539,054)      (3,374,988)      (2,082,094)      (3,576,253)
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets                    (2,885,052)      (4,041,317)         496,088         (573,758)         (12,105)
Net assets at beginning of period                    79,248,175      116,887,417       18,830,280       17,281,437       38,178,958
                                                  ---------------------------------------------------------------------------------
Net assets at end of period                       $  76,363,123    $ 112,846,100    $  19,326,368    $  16,707,679    $  38,166,853
                                                  =================================================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                             8,558            7,368            2,561            3,920            8,148
   Units redeemed                                      (129,921)        (188,104)         (29,931)         (75,889)        (106,888)
   Units transferred                                        914          (13,548)         (21,797)          12,215            5,949
                                                  ---------------------------------------------------------------------------------
Decrease in units outstanding                          (120,449)        (194,284)         (49,167)         (59,754)         (92,791)
Beginning units                                         979,335        1,430,911          294,608          506,166        1,028,535
                                                  ---------------------------------------------------------------------------------
Ending units                                            858,886        1,236,627          245,441          446,412          935,744
                                                  =================================================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2006
                                   (Continued)

                                                                                              Government and
                                                                         Multi-Asset            Quality Bond           Money Market
                                                                           Portfolio               Portfolio              Portfolio
                                                                           (Class 1)               (Class 1)               (Class 1)
                                                                       ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                        $    107,762            $    743,035            $    344,349
   Net realized gains                                                     1,411,715                  93,887                       0
   Change in net unrealized appreciation
       (depreciation) of investments                                      1,135,660                (255,090)                      0
                                                                       ------------------------------------------------------------
       Increase in net assets from operations                             2,655,137                 581,832                 344,349
                                                                       ------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                                             442,044                 167,180                  72,842
   Cost of units redeemed                                                (6,053,092)             (4,919,152)             (3,326,994)
   Net transfers                                                           (709,613)               (693,025)              2,536,763
   Contract maintenance charge                                              (37,292)                (28,979)                (20,470)
                                                                       ------------------------------------------------------------
   Decrease in net assets
           from capital transactions                                     (6,357,953)             (5,473,976)               (737,859)
                                                                       ------------------------------------------------------------
Increase (decrease) in net assets                                        (3,702,816)             (4,892,144)               (393,510)
Net assets at beginning of period                                        47,247,282              36,930,810              12,786,624
                                                                       ------------------------------------------------------------
Net assets at end of period                                            $ 43,544,466            $ 32,038,666            $ 12,393,114
                                                                       ============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                                                11,990                   4,231                   3,554
   Units redeemed                                                          (168,385)               (124,930)               (162,995)
   Units transferred                                                        (19,489)                (17,556)                124,060
                                                                       ------------------------------------------------------------
Decrease in units outstanding                                              (175,884)               (138,255)                (35,381)
Beginning units                                                           1,325,894                 931,893                 631,527
                                                                       ------------------------------------------------------------
Ending units                                                              1,150,010                 793,638                 596,146
                                                                       ============================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005

                                                         Capital                           Natural       Growth and        Strategic
                                                    Appreciation           Growth        Resources           Income      Multi-Asset
                                                       Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                                       (Class 1)        (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                  ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                   $    (873,316)   $    (638,493)   $    (140,510)   $     (87,520)   $    (275,525)
   Net realized gains (losses)                          257,333        6,081,752        2,500,398         (146,160)        (837,906)
   Change in net unrealized appreciation
       (depreciation) of investments                  7,777,023          866,176        3,169,432          805,634        3,872,651
                                                  ---------------------------------------------------------------------------------
       Increase in net assets from operations         7,161,040        6,309,435        5,529,320          571,954        2,759,220
                                                  ---------------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         918,423          934,723          200,439          329,456          309,063
   Cost of units redeemed                           (12,404,885)     (15,567,269)      (1,851,488)      (2,962,238)      (5,316,397)
   Net transfers                                     (2,903,620)      (1,463,118)       2,391,213          232,071          649,848
   Contract maintenance charge                          (43,979)         (46,105)          (7,949)         (10,883)         (25,420)
                                                  ---------------------------------------------------------------------------------
   Increase (decrease) in net assets
           from capital transactions                (14,434,061)     (16,141,769)         732,215       (2,411,594)      (4,382,906)
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets                    (7,273,021)      (9,832,334)       6,261,535       (1,839,640)      (1,623,686)
Net assets at beginning of period                    86,521,196      126,719,751       12,568,745       19,121,077       39,802,644
                                                  ---------------------------------------------------------------------------------
Net assets at end of period                       $  79,248,175    $ 116,887,417    $  18,830,280    $  17,281,437    $  38,178,958
                                                  =================================================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                            12,413           11,882            3,597           10,036            9,031
   Units redeemed                                      (170,097)        (200,403)         (35,564)         (89,920)        (152,350)
   Units transferred                                    (40,120)         (19,253)          43,241            7,069           18,847
                                                  ---------------------------------------------------------------------------------

Increase (decrease) in units outstanding               (197,804)        (207,774)          11,274          (72,815)        (124,472)
Beginning units                                       1,177,139        1,638,685          283,334          578,981        1,153,007
                                                  ---------------------------------------------------------------------------------
Ending units                                            979,335        1,430,911          294,608          506,166        1,028,535
                                                  =================================================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                                Government and
                                                                             Multi-Asset          Quality Bond          Money Market
                                                                               Portfolio             Portfolio             Portfolio
                                                                               (Class 1)             (Class 1)             (Class 1)
                                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                            $    219,843          $    944,278          $    111,574
   Net realized gains (losses)                                                 (984,880)              323,991                  (130)
   Change in net unrealized appreciation
       (depreciation) of investments                                          1,901,039              (783,878)                    0
                                                                           --------------------------------------------------------
       Increase in net assets from operations                                 1,136,002               484,391               111,444
                                                                           --------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                                                 395,233               358,614               174,335
   Cost of units redeemed                                                    (8,023,118)           (6,725,748)           (4,405,265)
   Net transfers                                                               (563,459)             (807,600)            1,696,471
   Contract maintenance charge                                                  (29,556)              (15,480)               (9,126)
                                                                           --------------------------------------------------------
   Increase (decrease) in net assets
           from capital transactions                                         (8,220,900)           (7,190,214)           (2,543,585)
                                                                           --------------------------------------------------------
Increase (decrease) in net assets                                            (7,084,898)           (6,705,823)           (2,432,141)
Net assets at beginning of period                                            54,332,180            43,636,633            15,218,765
                                                                           --------------------------------------------------------
Net assets at end of period                                                $ 47,247,282          $ 36,930,810          $ 12,786,624
                                                                           ========================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                                                    11,335                 9,125                 8,672
   Units redeemed                                                              (230,949)             (171,169)             (219,353)
   Units transferred                                                            (16,098)              (20,495)               84,286
                                                                           --------------------------------------------------------
Increase (decrease) in units outstanding                                       (235,712)             (182,539)             (126,395)
Beginning units                                                               1,561,606             1,114,432               757,922
                                                                           --------------------------------------------------------
Ending units                                                                  1,325,894               931,893               631,527
                                                                           ========================================================


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION

      Variable Annuity Account One of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

      The Separate Account offers the ICAP II Variable Annuity product.

      The Separate Account is composed of eight variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust ("Anchor Trust"). The Anchor Trust is a diversified open-ended investment company, affiliated with the Company, which retains investment advisers to assist in the investment activities of the Anchor Trust. Participants may elect to have investments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the participants to the eight Variable Accounts and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Anchor Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Anchor Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

      RECLASSIFICATION: Prior year balances have been reclassified to conform with the current year presentation. Such reclassification had no effect on net assets and the increase (decrease) in net assets.

      RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 5% is used in determining annuity payments.

      The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


      Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on a table of charges applicable to the contracts, with a maximum charge of 5% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

      ANNUITY CHARGE: There may be an annuity charge in the event the contract is switched to the payout phase. Option 1 for payouts provides a life income with installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If Option 3 is elected, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit. Annuity charges are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 is charged, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets.

      TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.    CHARGES AND DEDUCTIONS (continued)

      SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. The total annual rate of the net asset value of each portfolio is 1.40%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. Certain states do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the Anchor Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2006 consist of the following:

                                                             Cost of Shares        Proceeds from
                                                                   Acquired          Shares Sold
                                                             -----------------------------------
      Variable Accounts
      Capital Appreciation Portfolio (Class 1)                  $ 2,910,802        $  13,855,672
      Growth Portfolio (Class 1)                                 11,190,416           18,472,990
      Natural Resources Portfolio (Class 1)                       5,262,827            8,285,422
      Growth and Income Portfolio (Class 1)                       2,400,733            2,964,479
      Strategic Multi-Asset Portfolio (Class 1)                   1,549,052            4,877,315
      Multi-Asset Portfolio (Class 1)                             4,777,405            7,227,614
      Government and Quality Bond Portfolio (Class 1)             1,993,268            6,724,209
      Money Market Portfolio (Class 1)                            6,618,109            7,011,619

5.    SUBSEQUENT EVENT

      Effective January 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Trusts from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Trusts, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning January 1, 2007, with no impact on the total increase (decrease) in net assets from operations.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


6     UNIT VALUES

      A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2006, 2005, 2004, 2003, and 2002, follows:

                                     At December 31                                      For the Year Ended December 31
                ----------------------------------------------------------- ------------------------------------------------------
                                                                                                    Investment
                                           Unit             Net Assets         Expense                Income             Total
         Year           Units         Fair Value ($)            ($)            Ratio (1)             Ratio (2)          Return (3)
      ----------------------------- --------------------------------------- ---------------- --------------------- ---------------
      Capital Appreciation Portfolio (Class 1)
            2006       858,886           88.91              76,363,123           1.40%                  0.14%             9.87%
            2005       979,335           80.92              79,248,175           1.40%                  0.29%            10.09%
            2004     1,177,139           73.50              86,521,196           1.40%                  0.00%             7.59%
            2003     1,410,853           68.31              96,380,738           1.40%                  0.00%            30.41%
            2002     1,518,322           52.38              79,534,309           1.40%                  0.00%           -23.74%

      Growth Portfolio (Class 1)
            2006     1,236,627           91.25             112,846,100           1.40%                  0.61%            11.71%
            2005     1,430,911           81.69             116,887,417           1.40%                  0.87%             5.63%
            2004     1,638,685           77.33             126,719,751           1.40%                  0.55%             9.31%
            2003     1,866,128           70.74             132,015,057           1.40%                  0.55%            28.12%
            2002     2,026,138           55.22             111,878,677           1.40%                  0.44%           -23.24%

      Natural Resources Portfolio (Class 1)
            2006       245,441           78.74              19,326,368           1.40%                  0.61%            23.19%
            2005       294,608           63.92              18,830,280           1.40%                  0.48%            44.08%
            2004       283,334           44.36              12,568,745           1.40%                  0.76%            23.31%
            2003       271,802           35.97               9,777,886           1.40%                  0.71%            45.66%
            2002       300,630           24.70               7,424,754           1.40%                  0.86%             6.87%

      Growth and Income Portfolio (Class 1)
            2006       446,412           37.43              16,707,679           1.40%                  0.52%             9.62%
            2005       506,166           34.14              17,281,437           1.40%                  0.92%             3.38%
            2004       578,981           33.03              19,121,077           1.40%                  0.50%             4.66%
            2003       680,992           31.56              21,489,156           1.40%                  0.60%            24.43%
            2002       703,883           25.36              17,850,769           1.40%                  0.40%           -25.31%

      Strategic Multi-Asset Portfolio (Class 1)
            2006       935,744           40.79              38,166,853           1.40%                  1.51%             9.88%
            2005     1,028,535           37.12              38,178,958           1.40%                  0.69%             7.53%
            2004     1,153,007           34.52              39,802,644           1.40%                  2.08%             9.63%
            2003     1,297,298           31.49              40,848,328           1.40%                  1.01%            27.45%
            2002     1,408,384           24.71              34,795,640           1.40%                  0.76%           -13.57%

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


6     UNIT VALUES (Continued)

                                     At December 31                                      For the Year Ended December 31
                ----------------------------------------------------------- ------------------------------------------------------
                                                                                                    Investment
                                           Unit             Net Assets         Expense                Income             Total
         Year           Units         Fair Value ($)            ($)            Ratio (1)             Ratio (2)          Return (3)
      ----------------------------- --------------------------------------- ---------------- --------------------- ---------------
      Multi-Asset Portfolio (Class 1)
            2006     1,150,010           37.86              43,544,466           1.40%                  1.64%             6.26%
            2005     1,325,894           35.63              47,247,282           1.40%                  1.85%             2.42%
            2004     1,561,606           34.79              54,332,180           1.40%                  1.73%             3.21%
            2003     1,801,693           33.71              60,738,152           1.40%                  2.28%            15.28%
            2002     2,041,766           29.24              59,707,769           1.40%                  2.85%           -14.27%

      Government and Quality Bond Portfolio (Class 1)
            2006       793,638           40.37              32,038,666           1.40%                  3.59%             1.87%
            2005       931,893           39.63              36,930,810           1.40%                  3.77%             1.21%
            2004     1,114,432           39.16              43,636,633           1.40%                  4.63%             1.97%
            2003     1,320,128           38.40              50,692,337           1.40%                  3.94%             1.09%
            2002     1,616,580           37.98              61,403,608           1.40%                  3.38%             7.78%

      Money Market Portfolio (Class 1)
            2006       596,146           20.79              12,393,114           1.40%                  4.07%             2.67%
            2005       631,527           20.25              12,786,624           1.40%                  2.22%             0.84%
            2004       757,922           20.08              15,218,765           1.40%                  0.33%            -1.06%
            2003       872,401           20.29              17,704,310           1.40%                  0.33%            -1.09%
            2002     1,136,720           20.52              23,321,569           1.40%                  1.30%            -0.32%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of mortality and expense charges and distribution charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                              Page
                                                                            Number(s)
                                                                            ---------
Report of Independent Registered Public Accounting Firm                     --

Consolidated Balance Sheet - December 31, 2006 and 2005                     1 to 2

Consolidated Statement of Income and Comprehensive Income -
Years Ended December 31, 2006, 2005 and 2004                                3 to 4

Consolidated Statement of Cash Flows - Years Ended
December 31, 2006, 2005 and 2004                                            5 to 6

Notes to Consolidated Financial Statements                                  7 to 33

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2007

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                      2006               2005
                                                                   -----------        -----------
                                                                           (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                                 $   167,722        $   190,066
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost:  2006, $3,946,612;
      2005, $4,822,874)                                              3,952,023          4,870,876
   Mortgage loans                                                      536,357            490,876
   Policy loans                                                        159,222            170,353
   Mutual funds                                                         29,633             24,380
   Common stocks available for sale, at fair value (cost:
      2006, $21,701; 2005, $25,015)                                     22,006             26,341
   Securities lending collateral, at fair value (which
      approximates cost)                                             2,110,459          1,278,694
   Other invested assets                                                47,045             65,310
                                                                   -----------        -----------

   Total investments and cash                                        7,024,467          7,116,896

Variable annuity assets held in separate accounts                   27,789,310         24,379,389
Accrued investment income                                               59,167             67,911
Deferred acquisition costs                                           1,456,680          1,378,018
Other deferred expenses                                                263,613            255,601
Income taxes currently receivable from Parent                               67              4,833
Goodwill                                                                14,056             14,056
Other assets                                                           108,852             73,562
                                                                   -----------        -----------

TOTAL ASSETS                                                       $36,716,212        $33,290,266
                                                                   ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                       2006               2005
                                                                    -----------        -----------
                                                                            (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable
     annuity contracts                                              $ 2,926,124        $ 3,548,441
   Reserves for universal life insurance contracts                    1,408,877          1,472,956
   Reserves for guaranteed investment contracts                          42,647            117,556
   Reserves for guaranteed benefits                                      75,234             65,895
   Securities lending payable                                         2,110,459          1,278,694
   Due to affiliates                                                     23,866             11,914
   Other liabilities                                                    233,948            245,046
                                                                    -----------        -----------

   Total reserves, payables and accrued liabilities                   6,821,155          6,740,502

Variable annuity liabilities related to separate accounts            27,789,310         24,379,389

Deferred income taxes                                                   345,376            316,578
                                                                    -----------        -----------

Total liabilities                                                    34,955,841         31,436,469
                                                                    -----------        -----------

Shareholder's equity:

  Common stock                                                            3,511              3,511
  Additional paid-in capital                                            761,664            761,259
  Retained earnings                                                     992,179          1,074,953
  Accumulated other comprehensive income                                  3,017             14,074
                                                                    -----------        -----------

  Total shareholder's equity                                          1,760,371          1,853,797
                                                                    -----------        -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                          $36,716,212        $33,290,266
                                                                    ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2006           2005           2004
                                                            ---------      ---------      ---------
                                                                       (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                     $ 491,422      $ 429,037      $ 374,367
         Asset management fees                                 79,385         82,128         84,343
         Universal life insurance policy fees, net of
            reinsurance                                        29,539         33,244         33,899
         Surrender charges                                     26,416         26,900         26,219
         Other fees                                            16,478         15,510         15,753
                                                            ---------      ---------      ---------
     Total fee income                                         643,240        586,819        534,581

     Investment income                                        326,671        344,691        362,607
     Net realized investment gain (loss)                        3,928          8,925        (22,820)
                                                            ---------      ---------      ---------

Total revenues                                                973,839        940,435        874,368
                                                            ---------      ---------      ---------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                    108,268        124,575        140,889
        Universal life insurance contracts                     66,361         70,290         73,745
        Guaranteed investment contracts                         4,607          6,608          6,034
        Subordinated notes payable to affiliates                   --             --          2,081
                                                            ---------      ---------      ---------
     Total interest expense                                   179,236        201,473        222,749
     Amortization of bonus interest                            22,526         18,069         10,357
     Amortization of deferred acquisition costs and
       other deferred expenses                                218,795        218,029        157,650
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                               17,897         18,412         17,420
     Guaranteed benefits, net of
       reinsurance recoveries                                  42,685         24,967         58,756
     General and administrative expenses                      149,450        131,310        131,612
     Annual commissions                                        89,798         75,534         64,323
                                                            ---------      ---------      ---------

Total benefits and expenses                                   720,387        687,794        662,867
                                                            ---------      ---------      ---------

PRETAX INCOME                                                 253,452        252,641        211,501

Income tax expense                                             56,226         70,738          6,410
                                                            ---------      ---------      ---------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                        197,226        181,903        205,091

Cumulative effect of accounting change, net of tax                 --             --        (62,589)
                                                            ---------      ---------      ---------

NET INCOME                                                  $ 197,226      $ 181,903      $ 142,502
                                                            ---------      ---------      ---------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           2006            2005            2004
                                                         ---------       ---------       ---------
                                                                      (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:

Unrealized depreciation of investments - net of
   reclassification and related
   amortization of deferred acquisition
   costs and other deferred expenses                     $ (18,992)      $ (77,495)      $ (20,487)

Reclassification adjustment for net realized (gain)
   loss included in net income                                (567)        (10,436)         19,263

Foreign currency translation adjustments                     2,546          (2,071)          1,170

Deferred income tax benefit on above changes                 5,956          31,502              19
                                                         ---------       ---------       ---------
OTHER COMPREHENSIVE LOSS                                   (11,057)        (58,500)            (35)
                                                         ---------       ---------       ---------
COMPREHENSIVE INCOME                                     $ 186,169       $ 123,403       $ 142,467
                                                         =========       =========       =========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           2006              2005              2004
                                                                        -----------       -----------       -----------
                                                                                        (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $   197,226       $   181,903       $   142,502
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                             --                --            62,589
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts          108,268           124,575           140,889
    Universal life insurance contracts                                       66,361            70,290            73,745
    Guaranteed investment contracts                                           4,607             6,608             6,034
  Net realized investment (gain) loss                                        (3,928)           (8,925)           22,820
  Amortization of net premium/(accretion of net discount) on
   Investments                                                               (1,790)           12,399              (705)
  Amortization of deferred acquisition costs and other expenses             241,321           236,098           168,007
  Acquisition costs deferred                                               (245,028)         (202,790)         (246,033)
  Other expenses deferred                                                   (27,996)          (22,619)          (46,799)
  Provision for deferred income taxes                                        34,754            90,547            49,337
  Change in:
    Accrued investment income                                                 8,744             5,858               878
    Income taxes currently receivable from Parent                             4,766             5,112             5,510
    Other assets                                                             (4,867)           (4,842)            6,035
    Due from/to affiliates                                                   11,952            (9,741)            2,366
    Other liabilities                                                        26,450             2,292             7,132
  Other, net                                                                (15,639)          (13,556)          (12,836)
                                                                        -----------       -----------       -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                   405,201           473,209           381,471

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                             (595,892)       (2,368,070)       (1,232,311)
  Mortgage loans                                                           (209,311)         (112,327)          (31,502)
  Other investments, excluding short-term investments                       (14,715)          (48,499)          (33,235)
Sales of:
  Bonds, notes and redeemable preferred stocks                              668,845         1,674,197           651,301
  Other investments, excluding short-term investments                         4,378            56,295            22,283
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                              800,127           826,462           898,682
  Mortgage loans                                                            164,203           246,470           125,475
  Other investments, excluding short-term investments                        11,230            15,903            10,915
Change in securities lending collateral                                    (831,765)         (394,902)         (369,647)
                                                                        -----------       -----------       -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $    (2,900)      $  (104,471)      $    41,961

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2006               2005             2004
                                                                         -----------       -----------       -----------
                                                                                         (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts         $ 1,588,153       $ 1,351,964       $ 1,360,319
  Universal life insurance contracts                                          38,774            41,611            45,183
Net exchanges from the fixed accounts of variable annuity contracts       (1,598,673)       (1,171,713)       (1,332,240)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts            (688,604)         (611,301)         (458,052)
  Universal life insurance contracts                                         (52,833)          (57,465)          (69,185)
  Guaranteed investment contracts                                            (79,413)         (104,411)           (8,614)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts             (86,143)          (99,903)         (108,691)
  Universal life insurance contracts                                         (97,671)          (98,473)         (105,489)
Net receipts from (repayments of) other short-term financings                     --                --           (41,060)
Net payment related to a modified coinsurance transaction                         --                --            (4,738)
Change in securities lending payable                                         831,765           394,902           369,647
Dividend paid to Parent                                                     (280,000)          (25,000)           (2,500)
                                                                         -----------       -----------       -----------
NET CASH USED IN FINANCING ACTIVITIES                                       (424,645)         (379,789)         (355,420)
                                                                         -----------       -----------       -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS                                                                (22,344)          (11,051)           68,012

CASH AND SHORT-TERM INVESTMENTS
  AT BEGINNING OF PERIOD                                                     190,066           201,117           133,105
                                                                         -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS
  AT END OF PERIOD                                                       $   167,722       $   190,066       $   201,117
                                                                         ===========       ===========       ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                            $        --       $        --       $     2,081
                                                                         ===========       ===========       ===========

Income taxes received from (paid to) Parent                              $   (16,706)      $    24,923       $   (47,749)
                                                                         ===========       ===========       ===========
Non-cash activity - bonus interest expense deferred and credited to
   reserve for annuity contracts                                         $    28,471       $    22,338       $    16,107
                                                                         ===========       ===========       ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

1.   BASIS OF PRESENTATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 28%, 32% and 25% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16%, 12% and 16% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value. Real estate is carried at the lower of cost or net realizable value.

     Securities lending collateral consists of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement was $2,041,026,000 and $1,249,900,000 as of December 31, 2006 and 2005, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2006, approximately $50,988,000 of such collateral was invested in AIG affiliated entities.

     Other invested assets consist principally of investments in derivative financial instruments purchased to partially offset the risk of guaranteed minimum account value ("GMAV") benefits and guaranteed minimum withdrawal benefits ("GMWB") (see Note 7) and a limited partnership. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gain (loss) included in the consolidated statement of income and comprehensive income. The limited partnership investment in which the Company holds five percent or greater interest is carried at the Company's share of the net asset value of the partnership. The change in such net asset value, accounted for under the equity method, is recorded in earnings through investment income.

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $12,205,000, $10,288,000 and $21,050,000 in 2006, 2005 and 2004,
      respectively.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      The Company issues certain variable annuity products that offer optional GMAV and GMWB living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other assets in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gain or loss on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,056,000 (net of accumulated amortization of $18,838,000) at December 31, 2006 and 2005. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2006 and 2005, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT
      CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on these products are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

      INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENT ACCOUNTING STANDARDS:

      ACCOUNTING CHANGES: FASB staff pronouncement ("FSP") FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1") replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1 and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's consolidated financial condition or results of operations.

      On June 29, 2005, the Financial Accounting Standards Board ("FASB") issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives:
      Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS
      133. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

      FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No.
      97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of SOP 05-1 is January 1, 2007. Based on current practices, the Company does not expect the implementation of SOP 05-1 to have a material effect on its consolidated financial position or results of operations.

      On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), an amendment of FAS 140 and FAS
      133. FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FSA 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. FAS 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does not expect the implementation of FAS 155 to have a material effect on its consolidated financial position or results of operations.

      In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to have a material effect on its consolidated financial condition or consolidated results of operations.

      In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $   32,703         $   32,980
Mortgage-backed securities                            937,508            941,010
Securities of public utilities                        248,440            248,667
Corporate bonds and notes                           2,289,158          2,293,370
Other debt securities                                 438,803            435,996
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $   32,340         $   33,337
Mortgage-backed securities                          1,049,241          1,058,516
Securities of public utilities                        275,482            277,763
Corporate bonds and notes                           2,786,283          2,817,720
Other debt securities                                 679,528            683,540
                                                   ----------         ----------

  Total                                            $4,822,874         $4,870,876
                                                   ==========         ==========

      At December 31, 2006, bonds, notes and redeemable preferred stocks included $131,159,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 32%, 28% and 14% concentrated in cyclical consumer product, utilities and noncyclical consumer product industries, respectively. No other industry concentration constituted more than 10% of these assets.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2006, mortgage loans were collateralized by properties located in 22 states, with loans totaling approximately 34% of the aggregate carrying value of the portfolio secured by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2006, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $50,000 of bonds.

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

      At December 31, 2006, $9,709,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      Included in the bonds, notes and redeemable preferred stock at December 31, 2006 is a bond carried at fair value of $22,484,000 that is issued by an affiliate.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2006, follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
Due in one year or less                            $  321,883         $  320,236
Due after one year through five years               1,381,298          1,377,962
Due after five years through ten years                960,588            963,421
Due after ten years                                   345,335            349,394
Mortgage-backed securities                            937,508            941,010
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $       483         $   (206)
Mortgage-backed securities                               7,783           (4,281)
Securities of public utilities                           2,613           (2,386)
Corporate bonds and notes                               30,444          (27,877)
Other debt securities                                    4,537           (7,344)
                                                   -----------         --------

  Total                                            $    45,860         $(42,094)
                                                   ===========         ========

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $       997         $     --
Mortgage-backed securities                              15,534           (6,259)
Securities of public utilities                           4,449           (2,168)
Corporate bonds and notes                               59,243          (26,905)
Other debt securities                                   12,697           (8,685)
                                                   -----------         --------

  Total                                            $    92,920         $(44,017)
                                                   ===========         ========

      Gross unrealized gains on equity securities were $305,000 and $1,326,000 at December 31, 2006 and 2005, respectively. There were no unrealized losses on equity securities at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005 (dollars in thousands).

                                       Less than 12 Months              12 Months or More                      Total
                                 -----------------------------  ------------------------------  --------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2006                Fair Value     Loss     Items  Fair Value      Loss     Items  Fair Value      Loss      Items
                                 -----------------------------  ------------------------------  --------------------------------
U.S. Government                  $   18,077   $   (206)      2  $        --  $      --      --  $    18,077   $    (206)       2
Mortgage-backed securities          183,835     (1,114)     18      218,826     (3,167)     60      402,661      (4,281)      78
Securities of public utilities       37,825       (133)      6       97,536     (2,253)     22      135,361      (2,386)      28
Corporate bonds and notes           342,311     (2,732)     42    1,007,523    (25,145)    166    1,349,834     (27,877)     208
Other debt securities                99,877       (938)     19      145,914     (6,406)     32      245,791      (7,344)      51
                                 -----------------------------  ------------------------------  --------------------------------
Total                            $  681,925   $ (5,123)     87  $ 1,469,799  $ (36,971)    280  $ 2,151,724   $ (42,094)     367
                                 =============================  ==============================  ================================

                                        Less than 12 Months             12 Months or More                       Total
                                 -----------------------------  ------------------------------  ---------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2005                Fair Value     Loss     Items  Fair Value      Loss     Items   Fair Value     Loss        Items
                                 -----------------------------  ------------------------------  ---------------------------------
Mortgage-backed securities       $  400,513  $  (4,275)     85  $  57,067    $ (1,984)      13  $   457,580   $ (6,259)        98
Securities of public utilities       83,797     (1,538)     19     18,485        (630)       6      102,282     (2,168)        25
Corporate bonds and notes         1,156,959    (18,235)    189    233,052      (8,670)      49    1,390,011    (26,905)       238
Other debt securities               181,348     (3,540)     31    124,346      (5,145)      23      305,694     (8,685)        54
                                 -----------------------------  ------------------------------  ---------------------------------
 Total                           $1,822,617  $ (27,588)    324  $ 432,950    $ (16,429)     91  $ 2,255,567   $(44,017)       415
                                 =============================  ==============================  =================================

The net realized investment gain (loss) includes the following:

                                                                  Years ended December 31,
                                                  ----------------------------------------------------
                                                       2006              2005               2004
                                                  --------------   ---------------    ----------------
                                                                    (in thousands)
Bonds, notes and redeemable preferred stock       $       1,685    $    (19,770)      $        (20,613)
Common stock                                             (1,124)             51                   (242)
Other gains (losses)                                      3,367          28,644                 (1,965)
                                                  -------------    ------------       ----------------
Net realized investment gain (loss)               $       3,928    $      8,925       $        (22,820)
                                                  =============    ============       ================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                                              Years ended December 31,
                                                  -------------------------------------------------------------------------------
                                                           2006                      2005                          2004
                                                  --------------------   ---------------------------  ---------------------------
                                                                                   (in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains                                $    17,049            $                 11,526     $        12,240
    Realized losses                                    (6,659)                            (23,927)            (12,623)

COMMON STOCKS:
    Realized gains                                $     2,376            $                     51     $             5
    Realized losses                                        --                                  --                (247)


      The sources and related amounts of investment income are as follows:

                                                                              Years ended December 31,
                                                  -----------------------------------------------------------------------------
                                                          2006                      2005                         2004
                                                  --------------------   ---------------------------  -------------------------
                                                                                   (in thousands)
Short-term investments                            $       13,926         $             7,740          $             2,483
Bonds, notes and redeemable preferred stocks             257,509                     264,284                      293,258
Mortgage loans                                            41,915                      48,633                       50,825
Partnerships                                               1,155                      10,393                          417
Policy loans                                              13,288                      13,869                       17,130
Other invested assets                                      1,062                       1,780                          960
Less: investment expenses                                 (2,184)                     (2,008)                      (2,466)
                                                  --------------         -------------------          -------------------

Total investment income                           $      326,671         $           344,691          $           362,607
                                                  ==============         ===================          ===================

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

      OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      OTHER ASSETS: Included in other assets are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2006 and 2005 compared with their respective carrying values are as follows:

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2006:

ASSETS:
      Cash and short-term investments                               $    167,722     $    167,722
      Bonds, notes and redeemable preferred stocks                     3,952,023        3,952,023
      Mortgage loans                                                     536,357          544,519
      Policy loans                                                       159,222          159,222
      Mutual funds                                                        29,633           29,633
      Common stocks                                                       22,006           22,006
      Securities lending collateral                                    2,110,459        2,110,459
      Other invested assets                                               47,045           47,045
      Other assets                                                        46,430           46,430

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  2,926,124     $  2,878,992
      Reserves for guaranteed investment contracts                        42,647           42,729
      Securities lending payable                                       2,110,459        2,110,459

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2005:

ASSETS:
      Cash and short-term investments                               $    190,066     $    190,066
      Bonds, notes and redeemable preferred stocks                     4,870,876        4,870,876
      Mortgage loans                                                     490,876          508,485
      Policy loans                                                       170,353          170,353
      Mutual funds                                                        24,380           24,380
      Common stocks                                                       26,341           26,341
      Securities lending collateral                                    1,278,694        1,278,694
      Other invested assets                                               65,310           65,310
      Other assets                                                        14,759           14,759

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  3,548,441     $  3,477,797
      Reserves for guaranteed investment contracts                       117,556          117,646
      Securities lending payable                                       1,278,694        1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                  Years Ended December 31,
                                                  ------------------------
                                                    2006            2005
                                                 -----------    -----------
                                                       (in thousands)
Balance at beginning of year                     $ 1,378,018    $ 1,349,089
Acquisition costs deferred                           245,028        202,790
Effect of net unrealized loss on securities           23,908         13,570
Amortization charged to income                      (190,274)      (187,431)
                                                 -----------    -----------

Balance at end of year                           $ 1,456,680    $ 1,378,018
                                                 ===========    ===========

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                  Bonus       Distribution
                                                 Payments         Costs          Total
                                                ---------     ------------    ---------
                                                            (in thousands)
YEAR ENDED DECEMBER 31, 2006

Balance at beginning of year                    $ 194,603      $  60,998      $ 255,601
Expenses deferred                                  41,728         14,739         56,467
Effect of net unrealized loss on securities         2,592             --          2,592
Amortization charged in income                    (22,526)       (28,521)       (51,047)
                                                ---------      ---------      ---------

Balance at end of year                          $ 216,397      $  47,216      $ 263,613
                                                =========      =========      =========

YEAR ENDED DECEMBER 31, 2005

Balance at beginning of year                    $ 182,103      $  75,678      $ 257,781
Expenses deferred                                  29,039         15,918         44,957
Effect of net unrealized loss on securities         1,530             --          1,530
Amortization charged in income                    (18,069)       (30,598)       (48,667)
                                                ---------      ---------      ---------

Balance at end of year                          $ 194,603      $  60,998      $ 255,601
                                                =========      =========      =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), guaranteed minimum account value ("GMAV"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

     The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base.

     Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2006

In the event of death (GMDB and EEB):
       Net account value                                                      $   10,579             $ 11,357
       Net amount at risk (a)                                                 $      598             $    541
       Average attained age of contract holders                                       67                   65
       Range of guaranteed minimum return rates                                     0%-5%                   0%

At annuitization (GMIB):
       Net account value                                                      $    2,718
       Net amount at risk (b)                                                 $       21
       Weighted average period remaining until earliest annuitization                2.8
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    2,191
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   7.5

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    3,323
       Net amount at risk (d)                                                 $        2
       Weighted average period remaining until guaranteed  payment                  19.2

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2005

In the event of death (GMDB and EEB):
       Net account value                                                      $    9,968            $    9,166
       Net amount at risk (a)                                                 $      782            $      826
       Average attained age of contract holders                                       67                    64
       Range of guaranteed minimum return rates                                   0%-5.0%                    0%

At annuitization (GMIB):
       Net account value                                                      $    2,164
       Net amount at risk (b)                                                 $        3
       Weighted average period remaining until earliest annuitization                3.2
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    1,932
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   8.3

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    1,026
       Net amount at risk (d)                                                         --
       Weighted average period remaining until expected payout                      15.9

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $71.1 and $91.5 million as of December 31, 2006 and 2005, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                Years Ended December 31,
                                                                ------------------------
                                                                   2006           2005
                                                                ----------    ----------
                                                                      (in thousands)
Balance at the beginning of the year, before reinsurance        $   97,472    $   76,949
Guaranteed benefits incurred                                        45,976        26,244
Guaranteed benefits paid                                           (33,346)       (5,721)
                                                                ----------    ----------

Balance at the end of the year, before reinsurance                 110,102        97,472
Less reinsurance                                                   (34,868)      (31,577)
                                                                ----------    ----------

Balance at the end of the year, net of reinsurance              $   75,234    $   65,895
                                                                ==========    ==========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2006 and 2005:

          - Data used was 5,000 stochastically generated investment performance scenarios.

          -    Mean investment performance assumption was 10%.

          -    Volatility assumption was 16%.

          -    Mortality was assumed to be 64% of the 75-80 ALB table.

          - Lapse rates vary by contract type and duration and range from 0% to 40%.

          -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $27,210,000, $28,108,000 and $28,604,000 in 2006, 2005 and 2004, respectively. Universal life insurance fees are net of reinsurance premiums of $35,182,000, $33,408,000 and $34,311,000 in 2006, 2005 and 2004, respectively.

     The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $27,506,000, $32,422,000 and $34,163,000 in 2006, 2005 and
     2004, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $3,291,000, $1,277,000 and $2,716,000 in 2006, 2005 and 2004,
     respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2006 is $108,562,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Three of these commitments are scheduled to expire in 2007. The Company's commitments under the fourth agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2006, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2011 and thereafter are as follows:

2007            $ 3,082,000
2008              2,833,000
2009              2,959,000
2010              2,959,000
2011              2,959,000
Thereafter       20,139,000
                -----------
                $34,931,000
                ===========

     Rent expense was $3,122,000, $3,456,000 and $3,358,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2006 and 2005, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                                           Years ended December 31,
                                                            --------------------------------------------------
                                                               2006                2005              2004
                                                            ------------       ------------       ------------
                                                                              (in thousands)

ADDITIONAL PAID-IN CAPITAL:
  Beginning balances                                        $    761,259       $    758,346       $    709,246
  Capital contributions by Parent                                    405              2,913             49,100
                                                            ------------       ------------       ------------

  Ending balances                                           $    761,664       $    761,259       $    758,346
                                                            ============       ============       ============

RETAINED EARNINGS:
  Beginning balances                                        $  1,074,953       $    919,612       $    828,423
  Net income                                                     197,226            181,903            142,502
  Dividends paid to Parent                                      (280,000)           (25,000)            (2,500)
  Adjustment for SICO compensation (See Note 12)                      --             (1,562)                --
  Adjustment for tax benefit of distributed subsidiary                --                 --                287
  Tax effect on a distribution of investment                          --                 --            (49,100)
                                                            ------------       ------------       ------------

  Ending balances                                           $    992,179       $  1,074,953       $    919,612
                                                            ============       ============       ============
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Beginning balances                                       $     14,074       $     72,575       $     72,610
   Unrealized depreciation of investments, net of
     reclassification adjustments                                (46,059)          (103,031)            (1,524)
   Translation adjustment                                          2,546             (2,071)             1,170
   Effect on deferred acquisition costs and other
     deferred expenses                                            26,500             15,100                300
   Income tax benefit                                              5,956             31,501                 19
                                                            ------------       ------------       ------------

   Ending balances                                          $      3,017       $     14,074       $     72,575
                                                            ============       ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                  December 31,     December 31,
                                                      2006            2005
                                                  ------------     ------------
                                                         (in thousands)

Gross unrealized gains                             $   46,190       $   94,246
Gross unrealized losses                               (42,094)         (44,093)
Unrealized gain (loss) on foreign currency              1,645             (901)
Adjustment to DAC and other deferred expenses          (1,100)         (27,600)
Deferred income taxes                                  (1,624)          (7,578)
                                                   ----------       ----------
Accumulated other comprehensive income             $    3,017       $   14,074
                                                   ==========       ==========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2007 without obtaining prior approval is $78,534,000.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $147,384,000, $171,505,000 and $99,288,000 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company's statutory capital and surplus totaled $788,854,000 and $950,636,000 at December 31, 2006 and 2005, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                     Years ended December 31,
                               -------------------------------------
                                 2006         2005            2004
                               --------      --------       --------
                                         (in thousands)
Current expense (benefit)      $ 21,472      $(19,809)      $(42,927)
Deferred expense                 34,754        90,547         49,337
                               --------      --------       --------

Total income tax expense       $ 56,226      $ 70,738       $  6,410
                               ========      ========       ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. Federal income tax rate is 35% for 2006, 2005 and 2004. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                             Years ended December 31,
                                                       --------------------------------------
                                                         2006           2005           2004
                                                       --------       --------       --------
                                                                   (in thousands)

Amount computed at statutory rate                      $ 88,708       $ 88,424       $ 74,025
Increases (decreases) resulting from:
   State income taxes, net of federal tax benefit         2,064          1,094          4,020
   Dividends received deduction                         (35,016)       (19,091)       (19,058)
   Tax credits                                           (4,064)        (1,233)        (4,000)
   Adjustment to prior year tax liability (a)            (2,068)            --        (39,730)
   Other, net                                             6,602          1,544         (8,847)
                                                       --------       --------       --------

  Total income tax expense                             $ 56,226       $ 70,738       $  6,410
                                                       ========       ========       ========

(a) In 2004 and 2006, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

     At December 31, 2006, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively. In addition, at December 31, 2006, SACS had a New Jersey net operating loss carryforward of $96,200,000. This carryforward begins to expire in 2009.

     The Company has concluded that is more likely than not that the New Jersey net operating loss carryforward will not be fully realized. Accordingly, at December 31, 2006, the Company has a valuation allowance of $3,475,000 related to this net operating loss carryforward.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                         December 31,    December 31,
                                                                            2006            2005
                                                                         ------------    ------------
                                                                               (in thousands)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs and other deferred expenses                    $ 535,600       $ 514,893
State income taxes                                                               --           4,003
Net unrealized gain on debt and equity securities available for sale          1,624           7,578
Partnership income/loss                                                       6,376           7,331
Other liabilities                                                                --             465
                                                                          ---------       ---------
   Total deferred tax liabilities                                           543,600         534,270
                                                                          ---------       ---------

DEFERRED TAX ASSETS:

Investments                                                                 (21,579)        (16,802)
Contract holder reserves                                                   (123,361)       (151,424)
Guaranty fund assessments                                                    (3,309)         (3,313)
Reserve for guaranteed benefits                                             (26,332)        (23,063)
Net operating loss carryforward                                              (5,425)         (5,425)
Capital loss carryforward - Federal                                         (16,770)        (16,770)
State income taxes and net operating loss                                    (4,549)             --
Other assets                                                                   (374)           (895)
                                                                          ---------       ---------
   Total deferred tax assets                                               (201,699)       (217,692)
Valuation allowance                                                           3,475              --
                                                                          ---------       ---------

Deferred income taxes                                                     $ 345,376       $ 316,578
                                                                          =========       =========

     Other than the valuation allowance for the New Jersey net operating loss carryforward, the Company has concluded that the deferred tax asset will be fully realized and no additional valuation allowance is necessary.

12.  RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $405,000 and $1,351,000 in 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income with a corresponding increase to additional paid-in capital.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000 from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000 from SAII. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On October 27, 2006, the Company amended an existing credit agreement, initially entered on November 1, 2002, under which the Company agreed to make loans to AIG in an aggregate amount of up to $230,000,000. This amended agreement will expire on October 26, 2007. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     In 2006, the Company paid commissions, including support fees to defray marketing and training costs, to seven affiliated companies: Royal Alliance Associates, Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $51,643,000, $49,162,000 and $63,268,000 for the years ended December 31, 2006, 2005 and 2004, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 18%, 20% and 23% of deposits in 2006, 2005 and 2004, respectively. Of the Company's mutual fund sales, approximately 25%, 27% and 25% were distributed by these affiliated broker-dealers for the years ended December 31, 2006, 2005 and 2004, respectively.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,983,000, $1,790,000 and $1,537,000 in 2006, 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. Additionally, a fee of $150,000 was paid under a different agreement in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $13,122,000, $9,973,000 and $9,074,000 in 2006, 2005 and 2004, respectively, and are net of certain administrative costs incurred by VALIC of $3,749,000, $2,849,000 and $2,593,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $170,589,000, $153,180,000 and $148,554,000 for the years ended December
     31, 2006, 2005 and 2004, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $81,987,000, $71,533,000 and $60,183,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

     In addition to the reimbursements noted above, AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $462,000, $526,000 and $658,000 in 2006, 2005 and 2004, respectively.
     The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,997,000, $3,326,000 and $3,712,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company incurred $2,490,000, $1,429,000 and $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program in 2006, 2005 and 2004, respectively (see Note 2).

13. SUBSEQUENT EVENT

     In April of 2007, AIGRS made a capital contribution of a limited partnership investment with a market value of approximately $83 million.

                        American Home Assurance Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                        American Home Assurance Company

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                               Table of Contents

Report of Independent Auditors............................................. 2

Statements of Admitted Assets.............................................. 3

Statements of Liabilities, Capital and Surplus............................. 4

Statements of Income and Changes in Capital and Surplus.................... 5

Statements of Cash Flow.................................................... 6

Notes to Statutory Basis Financial Statements.............................. 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 26, 2007

                        American Home Assurance Company

                         Statements of Admitted Assets

                                Statutory Basis
                       As of December 31, 2006 and 2005
                                (000's Omitted)

 As of December 31,                                        2006        2005
 ------------------                                     ----------- -----------
 Cash and Invested Assets:

    Bonds, at amortized cost (NAIC market
      value: 2006 - $15,146,927; 2005 -
      $9,798,011)                                       $14,844,987 $ 9,663,980

    Stocks:

        Common stocks, at NAIC market value
          (Cost: 2006 - $1,602,207; 2005 -
          $1,575,109)                                     3,304,355   3,190,583
        Preferred stocks, primarily at NAIC
          market value (Cost: 2006 - $577,109;
          2005 - $539,993)                                  587,471     542,438
    Other invested assets, primarily at equity
      (Cost: 2006 - $1,171,367; 2005 -
      $2,109,071)                                         1,509,651   2,261,269
    Securities lending collateral                           203,323     295,591
    Short-term investments, at amortized cost
      (approximates NAIC market value)                      129,196      95,534
    Cash                                                    164,596      22,494
    Receivable for securities                                    --     164,069
                                                        ----------- -----------
           Total Cash and Invested Assets                20,743,579  16,235,958
                                                        ----------- -----------
 Investment income due and accrued                          203,764     234,067
 Agents' balances or uncollected premiums:
    Premiums in course of collection                        955,240     925,573
    Premiums and installments booked but
      deferred and not yet due                              371,971     355,388
    Accrued retrospective premiums                        1,606,389   1,267,421
 Amounts billed and receivable from high
   deductible policies                                       76,370     104,345
 Reinsurance recoverable on loss payments                   488,243     399,204
 Funds held by or deposited with reinsurers                  13,951      23,948
 Deposit accounting assets                                  809,537   1,336,343
 Deposit accounting assets - funds held                      94,279     432,987
 Federal and foreign income taxes recoverable
   from parent                                               63,569     794,462
 Net deferred tax assets                                    421,900     308,507
 Equities in underwriting pools and associations            858,614     577,679
 Electronic data processing equipment, less
   accumulated depreciation                                      --      93,882
 Receivable from parent, subsidiaries and
   affiliates                                             1,484,555   3,189,824
 Other admitted assets                                      179,243     178,400
                                                        ----------- -----------
           Total Admitted Assets                        $28,371,204 $26,457,988
                                                        =========== ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                Statements of Liabilities, Capital and Surplus

                                Statutory Basis
                       As of December 31, 2006 and 2005
                   (000's Omitted Except Share Information)

As of December 31,                                        2006         2005
------------------                                    -----------  -----------
                    Liabilities

Reserves for losses and loss adjustment expenses      $12,754,581  $11,620,078
Unearned premium reserves                               4,518,443    4,334,485
Commissions, premium taxes, and other expenses
  payable                                                 183,640      118,273
Reinsurance payable on paid loss and loss adjustment
  expenses                                                308,091      247,937
Funds held by company under reinsurance treaties          228,878      255,848
Provision for reinsurance                                 128,824      210,152
Ceded reinsurance premiums payable, net of ceding
  commissions                                             427,505      431,565
Retroactive reinsurance reserves - assumed                 23,242       32,893
Retroactive reinsurance reserves - ceded                  (61,283)     (65,044)
Deposit accounting liabilities                            172,296      486,910
Deposit accounting liabilities - funds held               703,508    1,006,426
Securities lending payable                                203,323      295,591
Collateral deposit liability                              613,043      505,755
Payable to parent, subsidiaries and affiliates          1,547,586    1,583,699
Payable for securities                                    110,581           --
Other liabilities                                         297,093      343,769
                                                      -----------  -----------
   Total Liabilities                                   22,159,351   21,408,337
                                                      -----------  -----------
                Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                              25,426       25,426
Capital in excess of par value                          2,779,526    2,779,526
Unassigned surplus                                      3,357,054    2,176,592
Special surplus funds from retroactive reinsurance         49,847       68,107
                                                      -----------  -----------
   Total Capital and Surplus                            6,211,853    5,049,651
                                                      -----------  -----------
   Total Liabilities, Capital, and Surplus            $28,371,204  $26,457,988
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

            Statements of Income and Changes in Capital and Surplus

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

For the Years Ended December 31,                          2006         2005
--------------------------------                       ----------  -----------
              Statements of Income

Underwriting Income:
   Premiums earned                                     $7,700,011  $ 7,045,820
                                                       ----------  -----------
Underwriting Deductions:
   Losses incurred                                      4,606,481    5,406,410
   Loss adjustment expenses incurred                      803,517    1,098,644
   Other underwriting expenses incurred                 1,825,815    1,584,477
                                                       ----------  -----------
Total Underwriting Deductions                           7,235,813    8,089,531
                                                       ----------  -----------
Net Underwriting Income (Loss)                            464,198   (1,043,711)
                                                       ----------  -----------
Investment Income:
   Net investment income earned                           702,426      630,678
   Net realized capital gains (net of capital
     gains taxes: 2006 - $29,092; 2005 - $20,492)          61,624       38,055
                                                       ----------  -----------
Net Investment Gain                                       764,050      668,733
                                                       ----------  -----------
Net loss from agents' or premium balances
  charged-off                                             (49,762)    (145,742)
Other gain, net of dividends to policyholders              63,978       91,947
                                                       ----------  -----------
Income (Loss) After Capital Gains Taxes and
  Before Federal Income Taxes                           1,242,464     (428,773)
Federal income tax expense (benefit)                      263,263     (243,047)
                                                       ----------  -----------
       Net Income (Loss)                               $  979,201  $  (185,726)
                                                       ==========  ===========
         Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous
  Year                                                 $5,049,651  $ 3,339,340
   Adjustment to beginning surplus                         55,538     (211,984)
                                                       ----------  -----------
Capital and Surplus, as of January 1,                   5,105,189    3,127,356
                                                       ----------  -----------
Changes in Capital and Surplus:
   Net income (loss)                                      979,201     (185,726)
   Change in net unrealized capital gains (net of
     capital gains taxes: 2006 - $121,173; 2005 -
     $13,354)                                             119,660      164,444
   Change in net deferred income tax                      (13,270)     112,728
   Change in non-admitted assets                          (80,352)    (322,775)
   Change in provision for reinsurance                     81,328      166,585
   Paid in capital and surplus                                 --    2,076,780
   Cash dividends to stockholder                               --      (31,732)
   Other surplus adjustments                                1,268           --
   Foreign exchange translation                            18,829      (58,009)
                                                       ----------  -----------
       Total Changes in Capital and Surplus             1,106,664    1,922,295
                                                       ----------  -----------
Capital and Surplus, December 31,                      $6,211,853  $ 5,049,651
                                                       ==========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                            Statements of Cash Flow

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

 For the Years Ended December 31,                         2006         2005
 --------------------------------                     -----------  -----------
                Cash From Operations

 Premiums collected, net of reinsurance               $ 6,433,712  $ 7,143,463
 Net investment income                                    787,413      604,156
 Miscellaneous income (expense)                            75,317      (53,776)
                                                      -----------  -----------
    Sub-total                                           7,296,442    7,693,843
                                                      -----------  -----------
 Benefit and loss related payments                      3,520,205    3,809,181
 Commission and other expense paid                      2,401,959    2,171,077
 Dividends paid to policyholders                            1,344          878
 Change in Federal and foreign income taxes              (438,538)      (3,783)
                                                      -----------  -----------
    Net Cash Provided from Operations                   1,811,472    1,716,490
                                                      -----------  -----------
                Cash From Investments

 Proceeds from investments sold, matured, or repaid
    Bonds                                               5,231,792    4,129,223
    Stocks                                              3,211,715    2,795,546
    Other                                               1,646,730    3,042,793
                                                      -----------  -----------
    Total Proceeds from Investments Sold, Matured,
      or Repaid                                        10,090,237    9,967,562
                                                      -----------  -----------
 Cost of investments acquired
    Bonds                                              10,488,316    5,803,573
    Stocks                                              3,180,130    3,071,743
    Other                                                 350,752    3,630,931
                                                      -----------  -----------
    Total Cost of Investments Acquired                 14,019,198   12,506,247
                                                      -----------  -----------
    Net Cash (Used in) Investing Activities            (3,928,961)  (2,538,685)
                                                      -----------  -----------
    Cash From Financing and Miscellaneous Sources

 Capital and Surplus paid-in, less treasury stock       1,326,780      750,000
 Dividends to stockholder                                      --      (47,598)
 Intercompany receivable and payable, net                 342,735      195,946
 Net deposit on deposit-type contracts and other
   insurance                                              262,411      285,727
 Other                                                    361,327     (332,847)
                                                      -----------  -----------
    Net Cash Provided from Financing Activities         2,293,253      851,228
                                                      -----------  -----------
    Net Change in Cash and Short-term Investments         175,764       29,033

 Cash and Short-term Investments:
    Beginning of year                                     118,028       88,995
                                                      -----------  -----------
    End of Year                                       $   293,792  $   118,028
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. Organization

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., a Delaware corporation.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIG Commercial Insurance Group, Inc., an indirect wholly-owned subsidiary of AIG (formerly known as NHIG Holding Corp.). Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation, the Company is a leading provider in customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. Summary of Significant Statutory Basis Accounting Policies

   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

     December 31,                                     2006        2005
     ------------                                  ----------  ----------
     Net Income (Loss), NY SAP                     $  979,201  $ (185,726)
     State Practices - (Deduction):
        Non-Tabular Discounting                       (21,866)    (31,431)
                                                   ----------  ----------
     Net Income (Loss), NAIC SAP                   $  957,335  $ (217,157)
                                                   ==========  ==========
     Statutory Surplus, NY SAP                     $6,211,853  $5,049,651
     State Prescribed Practices - (Charge):
        Non-Tabular Discounting                      (234,471)   (212,605)
        Regulation 20 - Other reinsurance credits    (133,123)   (208,499)
        Regulation 20 - Parental letter of credit    (383,651)   (400,458)
        EDP equipment and software                         --     (93,881)
                                                   ----------  ----------
     Total State Prescribed Practices                (751,245)   (915,443)
                                                   ----------  ----------
     Statutory Surplus, NAIC SAP                   $5,460,608  $4,134,208
                                                   ==========  ==========

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $131,697. In addition, the Superintendent has permitted the Company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2006 amounted to $251,881.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2006 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Under GAAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

   Under NAIC SAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2006 and 2005, the NAIC market value of the Company's mortgage-backed securities approximated $160,750 and $165,005, respectively. Mortgage-backed securities

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

       include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate is approximately 20.1%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes-off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2006 and 2005, no investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2006 and 2005, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,606,389 and $1,267,421, respectively, net of non-admitted premium balances of $55,203 and $3,084, respectively.

   For the years ended December 31, 2006 and 2005, $684,635 and $510,615 of net written premiums were subject to retrospective rating features and amounted to 8.7% and 7.4% of total net written premiums, respectively.

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insurers the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (the Association or AIUOA). See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,676,681 and $1,671,598, as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's tabular discount amounted to $238,180 and $184,289, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,676,681 and $1,671,598 as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's non-tabular discount amounted to $234,471 and $212,605, respectively, all of which were applied against the Company's case reserves.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, EDP equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2006 and 2005, depreciation and amortization expense amounted to $21,036 and $24,616, and accumulated depreciation as of December 31, 2006 and 2005 amounted to $107,392 and $88,562, respectively.

   Reclassifications: Certain balances contained in the 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2006 and 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $55,538 and ($211,984) as of December 31, 2005 and 2004, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2006 and 2005.

The impact of these corrections on policyholder surplus as of January 1, 2006 and 2005 is as follows:

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2005                                       $5,049,651

Correction of Error Adjustments:
   Asset admissibility                                                 (3,482)
   Foreign translation adjustment                                     102,290
   Federal income taxes                                               (43,270)
                                                                   ----------
       Total Correction of Error Adjustments                           55,538
                                                                   ----------
Balance at January 1, 2006, as Adjusted                            $5,105,189
                                                                   ==========

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2004, as Amended                           $3,339,340

Correction of Error Adjustments:
   Asset realization                                                 (229,448)
   Revenue recognition                                                (65,075)
   Federal income taxes                                                82,539
                                                                   ----------
       Total Correction of Error Adjustments                         (211,984)
                                                                   ----------
Balance at January 1, 2005, as Adjusted                            $3,127,356
                                                                   ==========

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain receivables for high deductible policies should have been non-admitted.

Foreign Translation Adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in Federal income tax expense is primarily related to an increase in provisions for potential tax exposures, corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS

Statutory Fair Value of Financial Instruments:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2006 and 2005.

                                             2006                   2005
                                    ----------------------- ---------------------
                                     Carrying   Statutory    Carrying  Statutory
As of December 31,                    Amount    Fair Value    Amount   Fair Value
------------------                  ----------- ----------- ---------- ----------
Assets:
   Bonds                            $14,844,987 $15,146,927 $9,663,980 $9,798,011
   Common stocks                      3,304,355   3,684,898  3,190,583  3,592,207
   Preferred stocks                     587,471     588,334    542,438    541,945
   Other invested assets              1,509,651   1,509,651  2,261,269  2,261,269
   Securities lending collateral        203,323     203,323    295,591    295,591
   Cash and short-term investments      293,792     293,792    118,028    118,028
   Receivable for securities                 --          --    164,069    164,069

Liabilities:
   Securities lending payable       $   203,323 $   203,323 $  295,591 $  295,591
   Collateral deposit liability         613,043     613,043    505,755    505,755
   Payable for securities               110,581     110,581         --         --

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows: The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*. The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.


--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2006 and 2005 are outlined in the table below:

                                                                                             Gross      Gross
                                                                                Amortized  Unrealized Unrealized    NAIC *
                                                                                  Cost       Gains      Losses   Market Value
                                                                               ----------- ---------- ---------- ------------
As of December 31, 2006

   U.S. governments                                                            $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments                                                         1,195,804     5,207     3,017     1,197,994
   States, territories and possessions                                           2,320,995    45,984       928     2,366,051

   Political subdivisions of states, territories and possessions                 3,319,677    79,061       796     3,397,942
   Special revenue and special assessment obligations and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    7,052,116   172,223     1,204     7,223,135
   Public utilities                                                                 45,542       186       460        45,268
   Industrial and miscellaneous                                                    579,034    10,772     4,345       585,461
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2006                                    $14,844,987  $315,261   $13,321   $15,146,927
                                                                               ===========  ========   =======   ===========
As of December 31, 2005

   U.S. governments                                                            $   339,230  $  1,331   $ 4,491   $   336,070
   All other governments                                                         1,030,463     5,491     4,015     1,031,939
   States, territories and possessions                                           1,437,180    25,194     4,641     1,457,733
   Political subdivisions of states, territories and possessions                 1,971,726    34,761     2,780     2,003,707
   Special revenue and special assessment obligation and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    4,242,687    78,602     6,193     4,315,096
   Public utilities                                                                 46,234       634       226        46,642
   Industrial and miscellaneous                                                    596,460    13,179     2,815       606,824
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2005                                    $ 9,663,980  $159,192   $25,161   $ 9,798,011
                                                                               ===========  ========   =======   ===========

As of December 31, 2006 and 2005, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $15,167,455 and $9,818,483, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The amortized cost and NAIC market values* of bonds at December 31, 2006 and 2005, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 2006                    2005
                                       ------------------------ -----------------------
                                        Amortized     NAIC *    Amortized     NAIC *
As of December 31,                        Cost     Market Value   Cost     Market Value
------------------                     ----------- ------------ ---------- ------------
Due in one year or less                $   981,727 $   981,280  $  957,757  $  954,751
Due after one year through five years      780,263     782,785     855,048     857,130
Due after five years through ten years  10,452,785  10,679,977   6,253,720   6,338,300
Due after ten years                      2,474,294   2,542,135   1,435,025   1,482,825
Mortgaged-backed securities                155,918     160,750     162,430     165,005
                                       ----------- -----------  ----------  ----------
   Total Bonds                         $14,844,987 $15,146,927  $9,663,980  $9,798,011
                                       =========== ===========  ==========  ==========

During 2006 and 2005, proceeds from the sales of the Company's bonds amounted to $4,370,165 and $3,278,300, respectively. During 2006 and 2005, the Company realized gross gains of $6,407 and $31,404, and gross losses of $21,502 and $17,304, respectively, related to these sales.

During 2006 and 2005, proceeds from the sales of the Company's equity investments amounted to $3,151,915 and $2,703,032, respectively. Gross gains of $222,465 and $132,690 and gross losses of $105,248 and $91,050 were realized on those sales in 2006 and 2005, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The cost or amortized cost and NAIC market values* of the Company's common and preferred stocks as of December 31, 2006 and 2005 are set forth in the table below:

                                           December 31, 2006
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  610,842 $1,517,992  $60,010   $2,068,824 $2,068,824
   Non-affiliated           991,365    266,605   22,439    1,235,531  1,235,531
                         ---------- ----------  -------   ---------- ----------
       Total             $1,602,207 $1,784,597  $82,449   $3,304,355 $3,304,355
                         ---------- ----------  -------   ---------- ----------
Preferred Stocks:

   Affiliated            $       -- $       --  $    --   $       -- $       --
   Non-affiliated           577,109     11,225       --      588,334    587,471
                         ---------- ----------  -------   ---------- ----------
       Total             $  577,109 $   11,225  $    --   $  588,334 $  587,471
                         ========== ==========  =======   ========== ==========

                                           December 31, 2005
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  602,396 $1,521,619  $ 68,346  $2,055,669 $2,055,669
   Non-affiliated           972,712    198,989    36,787   1,134,914  1,134,914
                         ---------- ----------  --------  ---------- ----------
       Total             $1,575,108 $1,720,608  $105,133  $3,190,583 $3,190,583
                         ========== ==========  ========  ========== ==========
Preferred Stocks:

   Affiliated            $       -- $       --  $     --  $       -- $       --
   Non-affiliated           539,993     10,710     8,758     541,945    542,438
                         ---------- ----------  --------  ---------- ----------
       Total             $  539,993 $   10,710  $  8,758  $  541,945 $  542,438
                         ========== ==========  ========  ========== ==========

As of December 31, 2006 and 2005, the Company held derivative investments of $0 and $(572), respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2006 and 2005 is set forth in the table below:

                                                            12 Months          Greater than
                                                             or Less             12 Months              Total
                                                      --------------------- ------------------- ---------------------
                                                        Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
Description of Securities                               Value      Losses    Value     Losses     Value      Losses
-------------------------                             ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2006:

   U. S. Governments                                  $  101,082  $   767   $ 73,937  $ 1,804   $  175,019  $  2,571
   All Other Governments                                 683,798    1,753     57,405    1,264      741,203     3,017
   States, territories and possessions                   135,854      161     64,833      767      200,687       928
   Political subdivisions of states, territories and
     possessions                                          80,117      277     35,991      519      116,108       796
   Special revenue                                       289,115      808     39,210      396      328,325     1,204
   Public utilities                                        1,236       14     18,342      446       19,578       460
   Industrial and miscellaneous                           68,790      458    108,020    3,887      176,810     4,345
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         1,359,992    4,238    397,738    9,083    1,757,730    13,321
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $1,549,754  $33,802   $680,990  $61,968   $2,230,744  $ 95,770
                                                      ==========  =======   ========  =======   ==========  ========
As of December 31, 2005:

   U. S. Governments                                  $  263,575  $ 3,780   $ 14,643  $   711   $  278,218  $  4,491
   All Other Governments                                 831,441    3,520     19,830      495      851,271     4,015
   States, territories and possessions                   368,996    3,419     51,889    1,222      420,885     4,641
   Political subdivisions of states, territories and
     possessions                                         380,044    2,347     23,929      433      403,973     2,780
   Special revenue                                       549,541    4,212     72,215    1,981      621,756     6,193
   Public utilities                                       16,300      188      1,661       38       17,961       226
   Industrial and miscellaneous                          115,026    2,247     14,784      568      129,810     2,815
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         2,524,923   19,713    198,951    5,448    2,723,874    25,161
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          421,479   31,543    215,755   73,590      637,234   105,133
   Preferred Stock                                       276,755    6,666     40,807    2,092      317,562     8,758
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          698,234   38,209    256,562   75,682      954,796   113,891
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $3,223,157  $57,922   $455,513  $81,130   $3,678,670  $139,052
                                                      ==========  =======   ========  =======   ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

     a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

     b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     c. In the opinion of Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2006, the Company has both the ability and intent to hold these investments to recovery.

During 2006 and 2005, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $17,934 and $972, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $776 and $2,542, respectively.

During 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

   For the Years Ended December 31,                              2006   2005
   --------------------------------                             ------ ------
   Grshm Global Investment Fund ll K4                           $2,559 $   --
   Morgan Stanley III                                               --  1,684
   Items less than $1.0 million                                  1,051     11
                                                                ------ ------
      Total                                                     $3,610 $1,695
                                                                ====== ======

As of December 31, 2006 and 2005, securities with a market value of $199,380 and $289,449, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at an amortized cost of $2,565,608 and $2,270,251 were deposited with regulatory authorities as required by law as of December 31, 2006 and 2005, respectively.

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represented the Company's entire investment in life settlements and were

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

accounted for as collateral loans in accordance with SSAP No. 21, entitled Other Admitted Assets. The admitted value of the loans were not in excess of the cost (including capitalization of interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans was at least equal to the outstanding amount of such loans. On June 29, 2006, the Company entered into a transaction that was not objected to by the Insurance Department of the State of New York which resulted in the satisfaction of the loans. As of December 31, 2006, the Company has no collateralized loans.

During 2006 and 2005, included in Net Investment Income Earned were investment expenses of $7,329 and $7,139, respectively, and interest expense of $98,741 and $77,243, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2006 and 2005 is set forth in the table below:

                                                       2006          2005
                                                   ------------  -----------
   Reserves for Losses and LAE, Beginning of Year  $ 11,620,078  $ 9,357,799

   Adjustments for prior period corrections                  --     (165,738)
   Incurred losses and LAE related to:
      Current accident year                           5,343,020    5,111,414
      Prior accident years                               66,978    1,393,640
                                                   ------------  -----------
          Total Incurred Losses and LAE               5,409,998    6,505,054
                                                   ------------  -----------
   Paid losses and LAE related to:
      Current accident year                          (1,265,788)  (1,284,778)
      Prior accident years                           (3,009,707)  (2,792,259)
                                                   ------------  -----------
          Total Paid Losses and LAE                  (4,275,495)  (4,077,037)
                                                   ------------  -----------
   Reserves for Losses and LAE, as of December 31, $ 12,754,581  $11,620,078
                                                   ============  ===========

During 2006 and 2005 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $66,978 and $1,393,640, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see
Note 12.B. for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,524 and $188,050, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A. National Union Inter-company Pooling Agreement

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   National Union                                      19445       38.0%
   American Home Assurance Company                     19380       36.0%
   Commerce and Industry Insurance Company             19410       10.0%
   New Hampshire Insurance Company                     23481        5.0%
   The Insurance Company of the State of Pennsylvania  19429        5.0%
   AIG Casualty Company (formerly known as
     Birmingham Fire Insurance Company of
     Pennsylvania)                                     19402        5.0%
   AIU Insurance Company                               19399        1.0%
   American International Pacific Insurance Company    23795        0.0%
   American International South Insurance Company      40258        0.0%
   Granite State Insurance Company                     23809        0.0%
   Illinois National Insurance Company                 23817        0.0%

   Subject to regulatory approval, American International Pacific Insurance Company (AIP) will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. American International Underwriters Overseas Association Pooling Arrangement

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   American International Underwriters Overseas,
     Limited                                              --       67.0%
   New Hampshire Insurance Company (NHIC)              23481       12.0%
   National Union                                      19445       11.0%
   American Home Assurance Company (AHAC)              19380       10.0%

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premiums and funds withheld, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premiums and funds withheld are recorded on a gross basis. As of December 31, 2006 and 2005, the Company's interest in the AIUOA amounted to $858,614 and $581,410, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

   As of December 31,                                        2006     2005
   ------------------                                      -------- --------
   Loss and LAE reserves                                   $778,277 $622,815
   Unearned premium reserves                                337,926  284,060
   Funds held                                                17,712   15,740

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2006 and 2005, the Company's interest in AIG Europe S.A. amounted to $32,575 and $25,858, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Guarantee Arrangements

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The guarantees that were in effect as of December 31, 2006 are included in the table below:

                                                                Date   Policyholder   Invested   Estimated Policyholder
Guaranteed Company                                             Issued  Obligations     Assets      Loss      Surplus
------------------                                            -------- ------------ ------------ --------- ------------
AIG Hawaii Insurance Company, Inc.                            11/05/97 $     95,738 $    162,307    $--    $    69,612
American International Insurance Company                      11/05/97      335,804      785,981     --        357,830
AIG Mexico Seguros Interamericana, S.A. de C.V.               12/15/97       93,868       87,395     --         78,395
American International Insurance Company of California,
  Inc.                                                        12/15/97      144,248       56,694     --         22,827
American International Insurance Company of New Jersey        12/15/97      109,426       55,929     --         29,210
AIG Advantage Insurance Company(formerly Minnesota
  Ins. Co.)                                                   12/15/97       34,592       52,177     --         21,703
Landmark Insurance Company, Limited                         * 03/02/98      423,761      521,339     --        114,836
AIG Europe S.A.                                               03/02/98    2,278,448    1,211,630     --      1,363,948
AIG Edison Life Insurance Company                             09/15/98   20,854,923   21,353,910     --      1,348,668
AIG SunAmerica Life Assurance Company                   (+) * 01/04/99    4,239,331    4,576,100     --        797,911
First SunAmerica Life Insurance Company                     * 01/04/99    4,547,648    4,914,123     --        397,499
SunAmerica Life Insurance Company                       (+) * 01/04/99   35,545,269   46,184,379     --      4,557,590
AIG Europe (Netherlands) N.V.                                 11/01/02      606,697      151,940     --        167,456
American General Life Insurance Company                 (+)   03/03/03   23,712,805   26,595,082     --      2,575,981
American General Life and Accident Insurance Company          03/03/03    7,644,336    8,687,269     --        563,418
The United States Life Insurance Company of the City of
  NY                                                          03/03/03    3,374,806    3,972,505     --        426,210
The Variable Annuity Life Insurance Company             (+)   03/03/03   29,499,828   34,152,961     --      3,726,128
AIG Czech Republic Posjistovna, A.S.                          03/03/03       16,701       24,897     --         23,910
Lloyds Syndicate 1414                                         12/15/04      944,323      864,322     --        108,634
                                                                       ------------ ------------    ---    -----------
   Total Guarantees                                                    $134,502,552 $154,410,940    $--    $16,751,766
                                                                       ============ ============    ===    ===========

--------
+  This guarantee was terminated as to policies written after December 29, 2006.
*  The guaranteed company is also backed by a support agreement issued by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


D. Investments in Affiliates

   As of December 31, 2006 and 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2006       2006       2006
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   69,612  $  9,783
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     401,018    69,103
    American International Realty
      Corporation                    31.47%    29,581      44,044    18,696
    Eastgreen, Inc.                  13.42%    12,804      14,222       287
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445       2,816   (18,531)
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     9,463       2,442     1,425
    American International Life
      Assurance Company              22.48%    70,387     157,619     1,090
    American International
      Insurance Company              25.00%    25,000      89,457    13,559
    AIG Claim Service, Inc.          50.00%    48,962      46,675   (12,204)
    Transatlantic Holdings, Inc.     33.34%    34,055   1,048,323   (86,094)
    21st Century Insurance Group     16.65%   240,668     192,596    16,041
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $610,842  $2,068,824  $ 13,155
                                             ========  ==========  ========

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2005       2005       2005
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   59,829  $ (2,590)
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     331,915    63,241
    American International Realty
      Corporation                    31.47%    29,581      25,348    (1,932)
    Eastgreen, Inc.                  13.42%    12,804      13,935       355
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445      21,347         4
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     1,017       1,017        --
    American International Life
      Assurance Company              22.48%    70,387     156,529    20,123
    American International
      Insurance Company              25.00%    25,000      75,898     4,380
    AIG Claim Service, Inc.          50.00%    48,963      58,879     2,350
    Transatlantic Holdings, Inc.     33.34%    34,055   1,134,417    90,652
    21st Century Insurance Group     16.65%   240,667     176,555    28,153
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $602,396  $2,055,669  $204,736
                                             ========  ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The Company has ownership interests in certain affiliated real estate holding companies.

   The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2006 and 2005, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,032,694 and $912,569, respectively.

E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2006. No transactions (excluded reinsurance and cost allocation transactions) occurred during 2005 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005.

                                           Assets Received      Assets Transferred
                                            by the Company        by the Company
                                        ---------------------- ---------------------
Date of      Explanation of    Name of  Statement              Statement
Transaction   Transaction     Affiliate   Value    Description   Value   Description
----------- ----------------- --------- ---------- ----------- --------- -----------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash        $--        n/a
06/29/2006  Loan Satisfaction    AIRCO  $  239,966    Cash        $--        n/a

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2006 and 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees paid by the Company to these affiliates during 2006 and 2005 are outlined in the table below:

   For the Years Ended December 31,                          2006     2005
   --------------------------------                        -------- --------
   AIG Technology, Inc.                                    $ 24,562 $ 26,700
   AIG Global Investment Corp.                                6,047    4,565
   AIG Domestic Claims, Inc.                                117,231  110,589
                                                           -------- --------
      Total                                                $147,840 $141,854
                                                           ======== ========

   As of December 31, 2006 and 2005, short-term investments included amounts invested in the AIG Managed Money Market Fund of $100,915 and $73,379, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2006 and 2005 amounted to $63,569 and $794,462, respectively.

   During 2005, the Company sold $191,606 of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436. There were no premium receivable sales in 2006.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

    As of December 31,                                    2006       2005
    ------------------                                 ---------- ----------
    AIG (see Note 11)                                  $       -- $1,326,780
    Balances with pool member companies                 1,434,952  1,768,006
    Balances with less than 0.5% of admitted assets        49,603     95,038
                                                       ---------- ----------
    Receivable from Parent, Subsidiaries and
      Affiliates                                       $1,484,555 $3,189,824
                                                       ========== ==========
    Balances with pool member companies                $1,449,305 $1,549,731
    Balances with less than 0.5% of admitted assets        98,281     33,968
                                                       ---------- ----------
    Payable to Parent, Subsidiaries and Affiliates     $1,547,586 $1,583,699
                                                       ========== ==========

Note 6 - Reinsurance

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the Years Ended
December 31,                            2006                     2005
-------------------            ----------------------- -----------------------
                                 Written     Earned      Written      Earned
                               ----------- ----------- ----------- -----------
Direct premiums                $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
Reinsurance premiums
  assumed:
   Affiliates                   11,336,822  11,001,341  11,104,687  11,235,985
   Non-affiliates                   48,750     243,681      23,903    (176,461)
                               ----------- ----------- ----------- -----------
       Gross Premiums           18,900,079  18,425,282  17,651,509  17,278,785
                               ----------- ----------- ----------- -----------
Reinsurance premiums
  ceded:
   Affiliates                    9,833,954   9,534,749   9,252,497   9,022,390
   Non-affiliates                1,182,156   1,190,522   1,247,759   1,210,575
                               ----------- ----------- ----------- -----------
       Net Premiums            $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
                               =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2006 and 2005 with the return of the unearned premium reserve is as follows:

                    Assumed Reinsurance    Ceded Reinsurance            Net
                   --------------------- --------------------- ---------------------
                    Unearned              Unearned              Unearned
                    Premium   Commission  Premium   Commission  Premium    Commission
                    Reserves    Equity    Reserves    Equity    Reserves     Equity
                   ---------- ---------- ---------- ---------- ----------  ----------
December 31, 2006
   Affiliates      $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates      11,551     1,399     496,499    54,641    (484,948)   (53,242)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
                   ==========  ========  ==========  ========  ==========   ========
December 31, 2005
   Affiliates      $5,444,204  $663,323  $3,544,901  $413,904  $1,899,303   $249,419
   Non-affiliates       6,481       790     504,864    58,948    (498,383)   (58,158)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,450,685  $664,113  $4,049,765  $472,852  $1,400,920   $191,261
                   ==========  ========  ==========  ========  ==========   ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                            Unearned     Paid    Reserves for
                                            Premium   Losses and  Losses and
                                            Reserves     LAE         LAE
                                           ---------- ---------- ------------
  December 31, 2006
     Affiliates                            $3,844,106  $ 82,387  $14,899,524
     Non-Affiliates                           496,499   405,856    2,873,315
                                           ----------  --------  -----------
     Total                                 $4,340,605  $488,243  $17,772,839
                                           ==========  ========  ===========
  December 31, 2005
     Affiliates                            $3,544,901  $ 91,985  $14,577,562
     Non-Affiliates                           504,864   307,219    3,542,634
                                           ----------  --------  -----------
     Total                                 $4,049,765  $399,204  $18,120,196
                                           ==========  ========  ===========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's unsecured reinsurance recoverables as of December 31, 2006 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------                                              -------- -----------
  Affiliates:
     National Union Pool Companies                           --   $15,644,476
     American International Reinsurance Co. Ltd              --     1,623,719
     American International Insurance Company             32220       438,594
     American International Underwriters Overseas,
       Ltd.                                                  --       412,665
     Transatlantic Reinsurance Company                    19453       270,098
     AIG Global Trade and Political Risk Insurance
       Co.                                                10651       103,009
     United Guaranty Insurance Company                    11715        63,190
     Lexington Insurance Company                          19437        50,273
     American International Life Assurance Co. NY
       (US)                                               60607        22,165
     Hartford Steam Boiler Inspection and Insurance
       Co.                                                11452        12,701
     National Union Fire Ins Company of Vermont              --         5,487
     Ascot Syndicate Lloyds 1414                             --         3,600
     Starr Excess Liability Insurance Company, Ltd.       10932         3,115
     Universal Insurance Company Limited                     --         1,121
     Other                                                   --        14,847
                                                                  -----------
         Total Affiliates                                          18,669,060
                                                                  -----------
     Munich Re Group                                         --       240,118
     Lloyd's                                                 --       274,819
     Swiss Re Group                                          --       324,144
                                                                  -----------
         Total Non Affiliates                                         839,081
                                                                  -----------
  Total Affiliates and Non Affiliates                             $19,508,141
                                                                  ===========

During 2006 and 2005, the Company reported in its statements of income $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0 and $(1,710), respectively, less losses incurred of $12,318 and $41,431 respectively, as a result of commutations with the following reinsurers:

       Company                                             2006    2005
       -------                                            ------- -------
       Trenwick America                                   $ 8,280 $    --
       Alea Group                                           2,432      --
       SCOR Reinsurance Company                                --  42,442
       Other reinsurers below $1 million                    1,606     699
                                                          ------- -------
       Total                                              $12,318 $43,141
                                                          ======= =======

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company had reinsurance recoverables on paid losses in dispute of $78,472 and $141,589, respectively.

During 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $30,849 and $65,282, respectively.

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                        Assumed     Ceded
                                                       ---------  --------
    Reserves Transferred:
       Initial Reserves                                $ 216,347  $453,727
       Adjustments - prior year(s)                      (171,243)  (33,563)
       Adjustments - current year                         (2,455)    8,416
                                                       ---------  --------
       Balance as of December 31, 2006                    42,649   428,580
                                                       ---------  --------
    Paid Losses Recovered:
       Prior year(s)                                      12,212   355,120
       Current year                                        7,195    12,177
                                                       ---------  --------
       Total Recovered as of December 31, 2006            19,407   367,297
                                                       ---------  --------
       Carried Reserves as of December 31, 2006        $  23,242  $ 61,283
                                                       =========  ========
    Consideration Paid or Received:
       Initial Reserves                                $ 201,597  $276,437
       Adjustments - prior year(s)                      (180,000)  (18,869)
       Adjustments - current year                            (15)    4,538
                                                       ---------  --------
       Total Paid as of December 31, 2006              $  21,582  $262,106
                                                       =========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


                                                         Assumed   Ceded
                                                         ------- --------
      Special Surplus from Retroactive Reinsurance:
         Initial surplus gain or loss realized             $--   $ 47,559
         Adjustments - prior year(s)                        --     20,548
         Adjustments - current year                         --    (18,260)
                                                           ---   --------
         Balance as of December 31, 2006                   $--   $ 49,847
                                                           ===   ========

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2006, is set forth in the table below:

     Reinsurer                                              Assumed  Ceded
     ---------                                              ------- -------
        American International Reins. Co.                   $    -- $45,664
        PEG Reinsurance Co.                                      --   8,830
        Lyndon Property Ins. Company                             --   1,780
        American International Specialty Lines
          Insurance Company                                  17,247      --
        Commerce and Industry Insurance Company of
          Canada                                              5,930      --
        All other reinsurers below $1.0 million                  65   5,009
                                                            ------- -------
            Total                                           $23,242 $61,283
                                                            ======= =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's deposit assets and liabilities were comprised of the following:

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2006:
   Direct                         $       --  $ 77,954    $     --  $       --
   Assumed                                --    94,342      94,279          --
   Ceded                             809,537        --          --     703,508
                                  ----------  --------    --------  ----------
   Total                          $  809,537  $172,296    $ 94,279  $  703,508
                                  ==========  ========    ========  ==========

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2005:
   Direct                         $       --  $ 56,768    $     --  $       --
   Assumed                                --   430,142     432,987      91,467
   Ceded                           1,336,343        --          --     914,959
                                  ----------  --------    --------  ----------
   Total                          $1,336,343  $486,910    $432,987  $1,006,426
                                  ==========  ========    ========  ==========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2006 and 2005 is set forth in the table below:

                                         2006                    2005
                                ----------------------  ----------------------
                                 Deposit      Deposit    Deposit      Deposit
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $1,336,343  $  486,910  $1,638,716  $  465,475
   Deposit activity, including
     loss recoveries              (654,672)   (343,610)   (446,464)    (11,942)
   Interest income or expense,
     net of amortization of
     margin                        113,438      28,996      90,901      33,377
   Non-admitted asset portion       14,428          --      53,190          --
                                ----------  ----------  ----------  ----------
Balance as of December 31       $  809,537  $  172,296  $1,336,343  $  486,910
                                ==========  ==========  ==========  ==========

                                         2006                    2005
                                ----------------------  ----------------------
                                Funds Held  Funds Held  Funds Held  Funds Held
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $  432,987  $1,006,426  $  424,685  $1,089,396
   Contributions                        --      60,915       1,425          --
   Withdrawals                    (355,065)   (422,715)    (15,788)   (154,798)
   Interest                         16,357      58,882      22,665      71,828
                                ----------  ----------  ----------  ----------
Balance as of December 31       $   94,279  $  703,508  $  432,987  $1,006,426
                                ==========  ==========  ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $630,370 and $1,192,231, respectively.

During 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets and funds held on deposit accounting liability of $406,719 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting in losses of $3,737.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $97,009, funds held on deposit accounting - $332,073, deposit accounting liability - $314,735 and funds held on deposit accounting liability - $82,054.

Note 9 - Federal Income Taxes

The Company files a consolidated U.S. Federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate Federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The Federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2006 and 2005, the U.S. Federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2006 and 2005 are as follows:

   As of December 31,                                    2006        2005
   ------------------                                 ----------  ----------
   Gross deferred tax assets                          $1,236,352  $1,252,733
   Gross deferred tax liabilities                       (267,583)   (149,521)
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes                      (546,869)   (794,705)
                                                      ----------  ----------
   Net Admitted Deferred Tax Assets                   $  421,900  $  308,507
                                                      ==========  ==========
   Change in Deferred Tax Assets Non-admitted         $  247,836  $ (299,271)
                                                      ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's current Federal income tax expense (benefit) was comprised of the following:

     For the Years Ended December 31,                     2006      2005
     --------------------------------                   -------- ---------
     Income tax expense (benefit) on net underwriting
       and net investment income                        $261,144 $(252,358)
     Federal income tax adjustment - prior year            2,119     9,311
                                                        -------- ---------
     Current Income Tax Expense (Benefit)               $263,263 $(243,047)
                                                        ======== =========
     Income Tax on Realized Capital Gains               $ 29,092 $  20,492
                                                        ======== =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The composition of the Company's net deferred tax assets as of December 31, 2006 and 2005, and changes in deferred income taxes for 2006 is set forth in the table below:

As of December 31,                                                          2006        2005       Change
------------------                                                       ----------  ----------  ---------
Deferred Tax Assets

   Loss reserve discount                                                 $  476,856  $  499,838  $ (22,982)
   Non-admitted assets                                                      160,128     206,602    (46,474)
   Unearned premium reserve                                                 316,291     303,414     12,877
   Partnership adjustments                                                   33,192          --     33,192
   Pension adjustments                                                           --       7,328     (7,328)
   Reserves                                                                 183,902      75,662    108,240
   Other temporary difference                                                65,983      54,878     11,105
   Deferred tax remediation - adjustments to December 31, 2005 surplus           --     105,011   (105,011)
                                                                         ----------  ----------  ---------
       Gross Deferred Tax Assets                                          1,236,352   1,252,733    (16,381)
   Non-admitted deferred tax assets                                        (546,869)   (689,694)   142,825
   Non-admitted deferred tax - adjustments to December 31, 2005 surplus          --    (105,011)   105,011
                                                                         ----------  ----------  ---------
       Admitted Deferred Tax Assets                                         689,483     458,028    231,455
                                                                         ----------  ----------  ---------
Deferred Tax Liabilities
   Unrealized capital gains                                                (236,490)   (115,317)  (121,173)
   Partnership adjustments                                                       --      (4,047)     4,047
   Other temporary differences                                              (31,093)    (30,157)      (936)
                                                                         ----------  ----------  ---------
   Gross Deferred Tax Liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
       Net Admitted Deferred Tax Assets                                  $  421,900  $  308,507  $ 113,393
                                                                         ==========  ==========  =========
   Gross deferred tax assets                                              1,236,352   1,252,733    (16,381)
   Gross deferred tax liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
   Net Deferred Tax Assets                                               $  968,769  $1,103,212   (134,443)
                                                                         ==========  ==========
   Income tax effect of unrealized capital (gains) / losses                                        121,173
                                                                                                 ---------
   Change in Net Deferred Income Taxes                                                           $ (13,270)
                                                                                                 =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2006 are as follows:

                                                                           Amount    Tax Effect
                                                                         ----------  ----------
Income before Federal income taxes                                       $1,271,556  $ 445,045
Book to tax adjustments:
   Tax exempt income and dividends received deduction, net of proration    (455,068)  (159,274)
   Intercompany dividends                                                   (21,938)    (7,678)
   Meals and entertainment                                                    1,543        540
   Non-deductible penalties                                                   2,410        844
   Change in non-admitted assets                                            132,784     46,474
   Federal income tax adjustment - prior year                                    --     (6,222)
   Foreign tax credits                                                           --    (14,104)
                                                                         ----------  ---------
   Total Book to Tax Adjustments                                           (340,269)  (139,420)
                                                                         ----------  ---------
Federal taxable income                                                   $  931,287  $ 305,625
                                                                         ==========  =========

Current Federal income tax expense                                                   $ 263,263
Income tax on net realized capital gains                                                29,092
Change in deferred income taxes                                                         13,270
                                                                                     ---------
Total Federal income tax benefit                                                     $ 305,625
                                                                                     =========

The amount of Federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

                    Current year                   $222,388
                    First preceding year           $     --

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $372,256 during 2006 and ($43,213) during 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. Pension

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to
   64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The Company's share of net expense for the qualified pension plan was $9,000 and $6,500 for the years ended December 31, 2006 and 2005, respectively.

B. Stock Option and Deferred Compensation Plans

   Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. During 2006 and 2005, AIG allocated $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

   Post-retirement Benefit Plans

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2006 and 2005 were $184,884 and $140,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $282 and $200 for 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2006 and 2005 are set forth in the table below:

   As of December 31,                          2006              2005
   ------------------                    ----------------  ----------------
   Discount rate                               6.00%             5.50%
   Rate of compensation increase
     (average)                                 4.25%             4.25%
   Measurement date                      December 31, 2006 December 31, 2005
   Medical cost trend rate                      N/A               N/A

C. Post-employment Benefits and Compensated Absences

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. Capital and Surplus

   The portion of unassigned surplus as of December 31, 2006 and 2005 represented by each item below is as follows:

                                                    2006         2005
                                                -----------  -----------
       Unrealized gains                         $ 2,013,671  $ 1,725,717
       Non-admitted asset values                $(1,448,058) $(1,378,106)
       Provision for reinsurance                $  (128,824) $  (210,152)

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

B. Risk-Based Capital Requirements

   The NAIC has adopted a Risk-based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2006 reporting period.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Dividend Restrictions

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2006, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2006) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2006, the maximum dividend payment, which may be made without prior approval during 2007, is approximately $621,185.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A. Legal Proceedings

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court is currently considering, under standards mandated by the Alabama Supreme Court, whether a class action can be certified and whether the defendants in the case brought by the intervenors should be dismissed.

   On September 2, 2005, certain AIG companies including American Home Assurance Company (American Home), AIU Insurance Company (AIUI) and New Hampshire Insurance Company (NHIC) (the AIG Plaintiffs) sued The Robert Plan Corporation (RPC), an agency servicing personal auto assigned risk business, certain affiliated entities, and two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. As of December 31, 2005, RPC was terminated as the AIG Plaintiffs' agent with respect to claims administration of the personal auto assigned risk business, and as of March 31, 2006, RPC was terminated as the AIG Plaintiffs' agent with respect to underwriting of personal auto assigned risk business. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. Each side then filed a partial motion to dismiss some of the counts asserted by the other side. RPC also moved for summary judgment on one of its breach of contract causes of action (relating to RPC's assertion that the AIG Plaintiffs are responsible to pay approximately $7,000 of RPC's income taxes). On April 10, 2007, the Court granted the AIG Plaintiffs' motion with respect to four of RPC's counterclaims and denied the rest of the motion; granted RPC's motion to dismiss with respect to two of the AIG Plaintiffs' claims and denied the rest; and denied RPC's motion for summary judgment on the tax issue. Additionally, on February 8, 2007, the AIG Plaintiffs moved for leave to amend their complaint against RPC and to add Lincoln General Insurance Company and Kingsway Financial Services Inc. as additional defendants, alleging tortious interference with contract claims related to certain transactions between those entities and RPC. Following the production of certain documents by RPC, on March 7, 2007, the AIG Plaintiffs filed another motion for leave to amend their complaint to add additional claims against RPC, individual shareholders of RPC and Lincoln General, including claims for breach of covenants, tortious interference with contract and fraudulent conveyance. The motion also seeks a preliminary injunction prohibiting RPC from paying creditors other than ordinary course trade creditors. The AIG Plaintiffs' motion is scheduled to be heard on May 3, 2007. The AIG Plaintiffs believe RPC's counterclaims, including its previously asserted counterclaim for fraud, are without merit and intend to defend them vigorously.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of April 23, 2007, eligible policyholders entitled to receive approximately $358,600 (or 95.6%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. Amounts remaining in the Excess Casualty Fund may be used by AIG to settle claims from other policyholders relating to such practices through January 31, 2008, after which they will be distributed pro rata to participating policyholders.

   Various state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. It is possible that additional civil or regulatory proceedings will be filed.

   Specifically, on February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The complaint claims that AIG thereby violated Minnesota state law prohibiting unfair and deceptive practices, that AIG violated Minnesota state law prohibiting uniform deceptive trade practices, that AIG violated Minnesota's Prevention of Fraud Act, that AIG is liable for common law fraud, and that AIG is liable under a theory of unjust enrichment. The State of Minnesota seeks injunctive relief, damages, penalties and interest. By agreement of the parties, AIG's time to answer the complaint in this action or otherwise move with respect to the complaint was extended indefinitely to permit the parties to pursue settlement.

   Moreover, the National Workers Compensation Reinsurance Pool, on behalf of its participant members, has communicated to AIG that such members may assert claims with respect to the underpayment of residual market assessments on workers compensation premium. In addition, several state insurance guaranty associations and funds have communicated that they may assert claims with respect to the Company's underreporting of workers compensation premium. And, in August 2006, the National Association of Insurance Commissioners (the NAIC) formed a Settlement Review Working Group to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In April 2007, the NAIC Settlement Review Working Group commenced its own investigation into the Company's underreporting of workers compensation premium, which is being directed by the State of Indiana.

   Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   for insurance coverage and with regard to the practices involving compensation paid to insurance producers in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey.

   On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint that names AIG and the following additional AIG subsidiaries as defendants: AIUI, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, NHIC, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania (the Commercial Complaint). Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA (the Employee Benefits Complaint). On October 3, 2006, the District Court reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss these complaints. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants, filed renewed motions to dismiss on November 30, 2006. On
   April 5, 2007, the Court granted the defendants' renewed motions to dismiss the Commercial and Employee Benefits Complaints with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that are part of the multidistrict litigation until any renewed motions to dismiss the amended complaints are resolved. On April 19, 2007, plaintiffs sought an additional 30 days in which to file amended complaints, and on April 23, 2007, the Court gave plaintiffs an additional 15 days. Accordingly, plaintiffs' amended complaints are due on May 22, 2007.

   A number of complaints making allegations similar to those in the Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multidistrict litigation. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the multidistrict litigation.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC is appealing the class certification ruling and is seeking an appeal from the jurisdictional ruling. AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   The Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                             Asbestos Losses     Environmental Losses
                                         ----------------------  ------------------
                                            2006        2005       2006       2005
                                         ----------  ----------  --------   --------
Direct :
Loss and LAE reserves, beginning of year $1,087,625  $  693,044  $288,676   $256,889
   Incurred losses and LAE                  159,878     489,955   (75,819)    63,051
   Calendar year paid losses and LAE       (149,366)    (95,374)  (34,473)   (31,264)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $1,098,137  $1,087,625  $178,384   $288,676
                                         ==========  ==========  ========   ========
Assumed:
Loss and LAE reserves, beginning of year $   97,399  $   90,162  $  6,561   $  6,626
   Incurred losses and LAE                   14,332      14,722    (1,462)       830
   Calendar year paid losses and LAE        (14,387)     (7,485)     (151)      (895)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $   97,344  $   97,399  $  4,948   $  6,561
                                         ==========  ==========  ========   ========
Net of Reinsurance:
Loss and LAE reserves, beginning of year $  518,246  $  348,261  $134,977   $142,025
   Incurred losses and LAE                   83,696     209,273   (22,324)    16,410
   Calendar year paid losses and LAE        (68,837)    (39,288)  (20,443)   (23,458)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $  533,105  $  518,246  $ 92,210   $134,977
                                         ==========  ==========  ========   ========

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2006 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. In 2006 and 2005, the total lease expense was $38.5 million and $34.8 million, respectively.

   At January 1, 2007, the minimum annual aggregate rental commitments are as follows:

          2007                                               $ 40,630
          2008                                                 40,143
          2009                                                 37,875
          2010                                                 37,367
          2011                                                 35,585
          Thereafter                                          253,990
                                                             --------
          Total minimum lease payments                       $445,590
                                                             ========

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

   The Company is not involved in any material sales-leaseback transactions.

D. Other Contingencies

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2006, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2006, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $781,163 and included unrecorded loss contingencies of $758,100.

   As part of its private equity portfolio investment the Company may be called upon for an additional capital investment of up to $640,408, as of December 31, 2006. The Company expects only a small portion of this

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   portfolio will be called during 2007.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A. September 11, 2001 Events

   As of December 31, 2006 and 2005, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

   As of December 31,                                     2006       2005
   ------------------                                  ---------  ---------
   Gross of reinsurance                                $ 448,183  $ 448,183
   Ceded reinsurance                                    (386,704)  (386,704)
                                                       ---------  ---------
      Net of Reinsurance                               $  61,479  $  61,479
                                                       =========  =========

   All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B. Other

   The Company underwrites a significant concentration of its direct business with brokers.

   As of December 31, 2006 and 2005, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,833,600 and $3,700,000, respectively. As of December 31, 2006 and 2005, the amount billed and recoverable on paid claims amounted to $332,913 and $397,395, respectively, of which $19,716 and $16,600, respectively, were non-admitted.

   The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2006 and 2005, policyholder dividends amounted to $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

    As of December 31,                                    2006       2005
    ------------------                                 ---------  ---------
    Guaranty funds receivable or on deposit            $  18,220  $  20,098
    Loss funds on deposit                                 92,573     71,016
    Outstanding loss drafts - suspense accounts          489,807    509,571
    Accrued recoverables                                   4,691      6,780
    Other                                                  3,176     17,681
    Allowance for doubtful accounts                     (429,224)  (446,746)
                                                       ---------  ---------
       Total Other Admitted Assets                     $ 179,243  $ 178,400
                                                       =========  =========

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2006 the Company's liability for insolvency assessments amounted to $31,000 with a related asset for premium tax credits of $18,200. Of the amount accrued, the Company expects to pay approximately $12,800 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,100 of premium tax offset credits and the associated liability in years two through five. The remaining $6,100 will be realized between years five and ten.

   The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2006 and 2005, the Company had established an allowance for doubtful accounts of $429,224 and $446,746, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

  Other Liabilities                                         2006      2005
  -----------------                                       --------  --------
  Other liabilites, includes suspense accounts, expense
    account balances and certain accruals                 $107,092  $175,986
  Accrued retrospective premiums                            77,001    50,624
  Accounts payable                                          23,744    23,160
  Deferred commission earnings                              10,039    37,787
  Service carrier liabilty                                   2,336     5,919
  Retroactive reinsurance payable                          (14,859)  (12,171)
  Amounts withheld or retained by company for account of
    others                                                  28,058    31,331
  Policyholder funds on deposit                             11,572    12,578
  Loss clearing                                             12,166    13,610
  Liability for pension and severance pay                    2,705     4,945
  Remmittances and items not allocated                      37,240        --
                                                          --------  --------
  Total Other Liabilities                                 $297,094  $343,769
                                                          ========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 14 - SUBSEQUENT EVENTS

On January 24, 2007, the Company's Ultimate Parent announced that it had submitted a letter to the board of directors of 21st Century Insurance Group (21st Century) proposing to acquire the outstanding 38.16% publicly held shares of 21st Century for $19.75 per share in cash. The Ultimate Parent and its subsidiaries own approximately 61.84% of the outstanding shares of 21st Century, including 16.65% of the outstanding shares that are owned by the Company. The aggregate cash consideration payable by the Ultimate Parent would be approximately $690 million. Following the transaction, the Ultimate Parent and its subsidiaries will own 100% of 21st Century.

In February 2007, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2006 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2006 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2005 surplus position.

Subject to regulatory approval, AIP will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

On March 30th, 2007, the Company paid a dividend of $500,000 to its parent, AIG Commercial Insurance Group, Inc.

                          PART C -- OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS



     (a) Financial Statements



     The following financial statements of Variable Annuity Account One are included herein, as indicated below, to this Registration Statement:



     -   Report of Independent Registered Public Accounting Firm



     -   Statement of Assets and Liabilities as of December 31, 2006



     -   Schedule of Portfolio Investments as of December 31, 2006



     -   Statement of Operations for the year ended December 31, 2006



     - Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005



     -   Notes to the Financial Statements



     The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included herein:



     -   Report of Independent Registered Public Accounting Firm



     -   Consolidated Balance Sheet as of December 31, 2006 and 2005



     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004



     - Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004



     -   Notes to Consolidated Financial Statements



     The following statutory financial statements of American Home Assurance Company are included herein:



     -   Report of Independent Auditors



     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2006 and 2005



     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2006 and 2005



     -   Statements of Cash Flow for the years ended December 31, 2006 and 2005



     -   Notes to Statutory Basis Financial Statements


     (b) Exhibits

(1)   Resolutions Establishing Separate Account.............................   1
(2)   Custody Agreements....................................................   Not Applicable
(3)   (a)  Form of Distribution Contract....................................   1
      (b)  Form of Selling Agreement........................................   1
(4)   Variable Annuity Contract.............................................   1
(5)   Application for Contract..............................................   1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of Depositor Dated   2
           December 19, 2001................................................
      (b)  Articles of Amendment to the Amended and Restated Articles of
           Incorporation of Depositor Dated September 30, 2002..............   3
      (c)  Amended and Restated By-Laws of Depositor dated December 19,        2
           2001.............................................................
(7)   Reinsurance Contract..................................................   Not Applicable
(8)   Material Contracts
      (a)  Anchor Series Trust Form of Fund Participation Agreement.........   1
(9)   (a)  Opinion of Counsel and Consent of Depositor......................   1
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP,
           Counsel to American Home Assurance Company.......................   5
(10)  Consent of Independent Registered Public Accounting Firm..............   Filed Herewith
(11)  Financial Statements Omitted from Item 23.............................   Not Applicable
(12)  Initial Capitalization Agreement......................................   Not Applicable

(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly
           Controlled By or Under Common Control with AIG SunAmerica Life
           Assurance Company, the Depositor of Registrant...................   Filed Herewith
      (b)  Power of Attorney
           (1)  Power of Attorney -- AIG SunAmerica Life Assurance Company
                Directors...................................................   Filed Herewith
           (2)  Power of Attorney -- American Home Assurance Company
                Directors...................................................   8
      (c)  Support Agreement of American International Group, Inc. .........   4
      (d)  General Guarantee Agreement by American Home Assurance Company...   4
      (e)  Notice of Termination of Guarantee as Published in The Wall
           Street Journal on November 24, 2006..............................   7


---------------

1 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No.
  32, File Nos. 033-32569 and 811-04296, filed on January 30, 1998, Accession No. 0000950148-98-000134.

2 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No.
  40, File Nos. 033-32569 and 811-04296, filed on April 19, 2002, Accession No. 0000950148-02-001062.

3 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment No.
  41, File Nos. 033-32569 and 811-04296, filed on April 23, 2003, Accession No. 0000950148-03-000951.

4 Incorporated by reference to Post-Effective Amendment No. 29 and Amendment No.
  44, File Nos. 033-32569 and 811-04296, filed on August 12, 2005, Accession No. 0000950129-05-008153.

5 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No.
  22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.

6 Incorporated by reference to Post-Effective Amendment No. 31 and Amendment No.
  46, File Nos. 033-32569 and 811-04296, filed on May 1, 2006, Accession No. 0000950148-06-000034.


7 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment No.
  17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006, Accession No. 0000950124-06-007496.



8 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment No.
  47, File Nos. 033-32569 and 811-04296, filed on June 23, 2006, Accession No. 0000950129-06-006604.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     (a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                                                                  POSITION
----                                                                  --------
Jay S. Wintrob                              Director, Chief Executive Officer
Jana W. Greer(1)                            Director and President
Michael J. Akers(2)                         Director and Senior Vice President
N. Scott Gillis(1)                          Director, Senior Vice President and Chief Financial Officer
Christopher J. Swift(3)                     Director
Edwin R. Raquel(1)                          Senior Vice President and Chief Actuary
Christine A. Nixon                          Senior Vice President and Secretary
Stewart R. Polakov(1)                       Senior Vice President and Controller
Mallary L. Reznik                           Senior Vice President and General Counsel
Timothy W. Still(1)                         Senior Vice President
Frank J. Julian(1)                          Vice President and Chief Compliance Officer
Gavin D. Friedman                           Vice President and Deputy General Counsel
Rodney A. Haviland(1)                       Vice President
Stephen Stone(1)                            Vice President
Monica Suryapranata(1)                      Vice President and Variable Annuity Product Controller
Edward T. Texeria(1)                        Vice President
Virginia N. Puzon                           Assistant Secretary


---------------

(1) 21650 Oxnard Street, Woodland Hills, CA 91367

(2) 2929 Allen Parkway, Houston, TX 77019

(3) 70 Pine Street, New York, NY 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


     The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-07-003026 filed March 1, 2007.


ITEM 27.  NUMBER OF CONTRACT OWNERS


     As of March 15, 2007, the number of ICAP II contracts funded by Variable Annuity Account One was 9,931 of which 5,730 were qualified contracts and 4,201 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG SunAmerica Life Assurance Company

     Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

     Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

     Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

         AIG SunAmerica Life Assurance Company -- Variable Separate Account
         AIG SunAmerica Life Assurance Company -- Variable Annuity Account One AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account

         First SunAmerica Life Insurance Company -- FS Variable Annuity Account One
         First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two
         First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five
         First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine
         AIG Series Trust
         SunAmerica Series Trust
         SunAmerica Equity Funds
         SunAmerica Income Funds
         SunAmerica Focused Series, Inc.
         SunAmerica Money Market Funds, Inc.
         SunAmerica Senior Floating Rate Fund, Inc.

     (b) Directors, Officers and principal place of business:


    OFFICER/DIRECTORS*    POSITION
    ------------------    --------
    Peter A. Harbeck      Director
    James T. Nichols      Director, President & Chief Executive Officer
    Debbie Potash-Turner  Senior Vice President & Chief Financial Officer
    Frank Curran          Controller
    Joseph D. Neary       Chief Compliance Officer
    John T. Genoy         Vice President
    Mallary L. Reznik**   Vice President
    Kathleen S. Stevens   Manager, Compliance
    Christine A. Nixon**  Secretary
    Virginia N. Puzon**   Assistant Secretary


---------------

 * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California
   90067.

     (c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
---------------------------

     The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

     The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

     Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
-----------------------------------

     Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than

16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-----------------------------------------------------------

     During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

     These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

     Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

     During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account One certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 33 and Amendment No. 48 to be signed on its behalf, in the City of Los Angeles, and State of California, on this 30th day of April, 2007.

                                       VARIABLE ANNUITY ACCOUNT ONE
                                       (Registrant)

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                           (Depositor)

                                       By:        /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                           TITLE                              DATE
                    ---------                                           -----                              ----

*JAY S. WINTROB                                          Chief Executive Officer & Director           April 30, 2007
------------------------------------------------            (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                                         Senior Vice President & Director            April 30, 2007
------------------------------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                                               Senior Vice President,                 April 30, 2007
------------------------------------------------         Chief Financial Officer & Director
N. SCOTT GILLIS                                             (Principal Financial Officer)


*JANA W. GREER                                                  President & Director                  April 30, 2007
------------------------------------------------
JANA W. GREER


*CHRISTOPHER J. SWIFT                                                 Director                        April 30, 2007
------------------------------------------------
CHRISTOPHER J. SWIFT


*STEWART R. POLAKOV                                      Senior Vice President & Controller           April 30, 2007
------------------------------------------------           (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                                                 Attorney-in-Fact                    April 30, 2007
------------------------------------------------
*MANDA GHAFERI

     American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and the State of New York, on this 30th day of April, 2007.

                                       By: AMERICAN HOME ASSURANCE COMPANY

                                       By:      /s/ ROBERT S. SCHIMEK
                                         ---------------------------------------
                                           ROBERT S. SCHIMEK,
                                           SENIOR VICE PRESIDENT AND TREASURER


M. BERNARD AIDINOFF*                                                  Director                        April 30, 2007
------------------------------------------------
M. BERNARD AIDINOFF


JOHN QUINLAN DOYLE*                                            Director and President                 April 30, 2007
------------------------------------------------
JOHN QUINLAN DOYLE


NEIL ANTHONY FAULKNER*                                                Director                        April 30, 2007
------------------------------------------------
NEIL ANTHONY FAULKNER


DAVID NEIL FIELDS*                                                    Director                        April 30, 2007
------------------------------------------------
DAVID NEIL FIELDS


KENNETH VINCENT HARKINS*                                              Director                        April 30, 2007
------------------------------------------------
KENNETH VINCENT HARKINS


                                                                      Director                        April 30, 2007
------------------------------------------------
CHARLES DANGELO


DAVID LAWRENCE HERZOG*                                                Director                        April 30, 2007
------------------------------------------------
DAVID LAWRENCE HERZOG


ROBERT EDWARD LEWIS*                                                  Director                        April 30, 2007
------------------------------------------------
ROBERT EDWARD LEWIS


KRISTIAN PHILIP MOOR*                                           Director and Chairman                 April 30, 2007
------------------------------------------------
KRISTIAN PHILIP MOOR


WIN JAY NEUGER*                                                       Director                        April 30, 2007
------------------------------------------------
WIN JAY NEUGER


ROBERT S. SCHIMEK*                                                    Director,                       April 30, 2007
------------------------------------------------         Senior Vice President and Treasurer
ROBERT S. SCHIMEK


NICHOLAS SHAW TYLER*                                                  Director                        April 30, 2007
------------------------------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                                               Director                        April 30, 2007
------------------------------------------------
NICHOLAS CHARLES WALSH


By:     /s/ ROBERT S. SCHIMEK                                     Attorney-in-Fact                    April 30, 2007
        ------------------------------------------
        *ROBERT S. SCHIMEK

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
(10)           Consent of Independent Registered Public Accounting Firm
13(a)          Diagram and Listing of All Persons Directly or Indirectly
               Controlled By or Under Common Control with AIG SunAmerica
               Life Assurance Company, the Depositor of Registrant
(13)(b)(1)     Power of Attorney -- AIG SunAmerica Life Assurance Company
               Directors